Part I of II

                   First Trust (registered trademark)


                  Target 5 Trust, August 1997 B Series
                  Target 10 Trust, August 1997 B Series
               Target 5 Premier Trust, August 1997 Series
               Target 10 Premier Trust, August 1997 Series

         (The First Trust Special Situations Trust, Series 214)



THIS PART I OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY THE PART II OF THE PROSPECTUS DATED AUGUST 18, 1997. BOTH PARTS I AND II OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


The Trusts. The First Trust Special Situations Trust, Series 214 consists of the underlying separate unit investment trusts set forth above. The various trusts are sometimes collectively referred to herein as the "Trusts" and each as a "Trust." Each Trust consists of a portfolio containing common stocks issued by companies which provide income and are considered to have the potential for capital appreciation (the "Equity Securities").


Target 5 Trust, August 1997 B Series (the "Target 5 Trust") and Target 5 Premier Trust, August 1997 Series (the "Target 5 Premier Trust") (together, the "Target 5 Trusts") consist of common stock of the five companies with the lowest per share stock price of the ten companies in the Dow Jones Industrial Average (the "DJIA") that have the highest dividend yield as of the close of business on the date prior to this Prospectus (the "Domestic Stock Selection Date"). Target 10 Trust, August 1997 B Series (the "Target 10 Trust") and Target 10 Premier Trust, August 1997 Series (the "Target 10 Premier Trust") (together, the "Target 10 Trusts") consist of common stock of the ten companies in the DJIA that have the highest dividend yield as of the Domestic Stock Selection Date. See "Schedule of Investments" for each Trust.



The objective of each Trust is to provide an above-average total return through a combination of capital appreciation and dividend income. Units of both the Target 5 Trusts and the Target 10 Trusts have not been designed so that their prices will parallel or correlate with movements in the DJIA, and it is expected that their prices will not do so. Target 5 Trust, August 1997 B Series and Target 10 Trust, August 1997 B Series each have a mandatory termination date (the "Mandatory Termination Date") of approximately 13 months from the date of this Prospectus as set forth under "Summary of Essential Information" and may be referred to herein as the "B Series." Target 5 Premier Trust, August 1997 Series and Target 10 Premier Trust, August 1997 Series each have a mandatory termination date (the "Mandatory Termination Date") of approximately 19 months from the date of this Prospectus as set forth under "Summary of Essential Information" and may be referred to herein as the "Premier Series." There is, of course, no guarantee that a Trust's objective will be achieved.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Nike Securities, L.P.
              Sponsor of First Trust (registered trademark)

                             1-800-621-9533


             The date of this Prospectus is August 18, 1997

Each Unit of a Trust represents an undivided interest in all Equity Securities deposited therein. The Sponsor may deposit additional Equity Securities or cash to create new Units after the Initial Date of Deposit in the manner described in "What is the First Trust Special Situations Trust?" in Part II of this Prospectus.


Public Offering Price. The Public Offering Price per Unit of each B Series Trust is equal to the aggregate underlying value of the Equity Securities in such Trust (generally determined by their closing sale prices) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of such Trusts, plus an initial sales charge for each Trust equal to the difference between the maximum sales charge for each Trust (2.75% of the Public Offering Price) and the maximum remaining deferred sales charge (initially $.175 per Unit for each B Series Trust). The Public Offering Price per Unit of each Premier Series Trust is equal to the aggregate underlying value of the Equity Securities in such Trust (generally determined by their closing sale prices) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts for such Trusts, plus an initial sales charge for each Trust equal to the difference between the maximum sales charge for each Trust (3.50% of the Public Offering Price) and the maximum remaining deferred sales charge (initially $.250 per Unit for each Premier Series Trust). Subsequent to the Initial Date of Deposit, the amount of the initial sales charge will vary with changes in the aggregate value of the Equity Securities. Commencing September 30, 1997, and on the last business day of each month thereafter, through June 30, 1998, a deferred sales charge of $.0175 for each B Series Trust and $.0250 for each Premier Series Trust will also be assessed per Unit. Units purchased subsequent to the initial deferred sales charge payment will be subject to the initial sales charge and the remaining deferred sales charge payments. The deferred sales charge will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of Equity Securities. The total maximum sales charge assessed to B Series Unit holders on a per Unit basis will be 2.75% of the Public Offering Price (equivalent to 2.778% of the net amount invested, exclusive of the deferred sales charge). The total maximum sales charge assessed to Premier Series Unit holders on a per Unit basis will be 3.50% of the Public Offering Price (equivalent to 3.535% of the net amount invested, exclusive of the deferred sales charge). A pro rata share of accumulated dividends, if any, in the Income Account is included in the Public Offering Price. The minimum purchase for each Trust is $1,000. The sales charge for each Trust is reduced on a graduated scale for sales involving at least $50,000. See "How is the Public Offering Price Determined?" in Part II of this Prospectus.



Estimated Net Annual Distributions. The estimated net annual dividend distributions to Unit holders (based on the most recent quarterly or semi-annual ordinary dividend declared with respect to the Equity Securities were $.2709, $.2593, $.2739 and $.2593 for the Target 5 Trust, Target 10 Trust, Target 5 Premier Trust and the Target 10 Premier Trust, respectively. This estimate will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Equity Securities. There is no assurance that the estimated net annual dividend distributions will be realized in the future.



Dividend and Capital Distributions. Cash dividends received by a Trust will be paid on each December 31 and June 30 to Unit holders of record on December 15 and June 15, respectively, and again as part of the final liquidation distribution in the case of "Rollover Unit holders" and others. Distributions of funds in the Capital Account, if any, will be made to Rollover Unit holders and others as part of the final liquidation distribution, and in certain circumstances, earlier. Any distribution of income and/or capital will be net of expenses of a Trust. See "What is the Federal Tax Status of Unit Holders?" in Part II of this Prospectus. Additionally, upon termination of a Trust, the Trustee will distribute, upon surrender of Units, to each remaining Unit holder (other than a Rollover Unit holder as defined below) his pro rata share of such Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"
in Part II of this Prospectus. For distributions to Rollover Unit holders, see "Special Redemption, Liquidation and Investment in a New Trust." Any Unit holder may elect to have each distribution of income or capital on his Units, other than the final liquidating distribution, automatically reinvested in additional Units of such Trust subject only to remaining deferred sales charge payments. See "Rights of Unit Holders-How are Income and Capital Distributed?" in Part II of this Prospectus.


Secondary Market for Units. Although not obligated to do so, the Sponsor may maintain a market for Units and offer to repurchase the Units at prices based on the aggregate value of the Equity Securities, plus or minus cash, if any, in the Capital and Income Accounts of such Trust. If a secondary market is not maintained, a Unit holder may still redeem his Units through the Trustee. A Unit holder tendering 2,500 Units or more of a Trust may request a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) in lieu of payment in cash (an "In-Kind Distribution"). See "Will There be a Secondary Market?" and "How May Units be Redeemed?" in Part II of this Prospectus. Any deferred sales charge remaining on Units at the time of their sale or redemption will be collected at that time.


Special Redemption, Liquidation and Investment in a New Trust. The Sponsor intends to create a separate series of trusts (the "New Trusts") in conjunction with the termination of each Trust. For each B Series Trust, the Mandatory Termination Date will be approximately 13 months after the Initial Date of Deposit, and for each Premier Series Trust, the Mandatory Termination Date will be approximately 19 months after the Initial Date of Deposit. The portfolio of the New Trusts will contain equity securities of the companies which satisfy each such Trust's investment strategy at the time such Trust is established. Unit holders may elect to have their proceeds reinvested into a New Trust by notifying the Trustee of this election by the Rollover Notification Date. Such a Unit holder's Units will be redeemed In-Kind, the distributed Equity Securities sold, and the proceeds invested in a New Trust at a reduced sales charge, provided such New Trust is offered and Units are available. Cash not invested in a New Trust will be distributed. Such Unit holders are "Rollover Unit holders." Rollover Unit holders therefore will not receive a final liquidation distribution, but will receive Units in a New Trust. See "Summary of Essential Information" for each Trust. Investors should note that on August 5, 1997, legislation was enacted that reduces the maximum stated marginal tax rate for certain capital gains for investments held for more than 18 months to 20% (10% in the case of certain taxpayers in the lowest tax bracket). Premier Series Rollover Unit holders would qualify for such treatment. B Series Rollover Unit holders would be subject to a maximum stated marginal tax rate of 28%. See "What is the Federal Tax Status of Unit holders? in Part II of this Prospectus. This exchange option may be modified, terminated or suspended. See "Special Redemption, Liquidation and Investment in a New Trust" in Part II of this Prospectus.


Termination. Commencing on the Mandatory Termination Date, the Equity Securities will begin to be sold as prescribed by the Sponsor. The Trustee will provide written notice of the termination to Unit holders which will specify when certificates may be surrendered and include a form to enable a Unit holder to elect an In-Kind Distribution, if such Unit holder owns at least 2,500 Units of a Trust. Unit holders not electing the "Rollover Option" or those not electing or eligible for an In-Kind Distribution will receive a cash distribution within a reasonable time after their respective Trust's termination. See "How are Income and Capital Distributed?" and "Other Information" in Part II of this Prospectus.

Risk Factors. An investment in a Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the financial condition of the issuers or the general condition of the stock market (which currently is at historically high levels), volatile interest rates and economic recession.


An investment in the Target 5 Trust or the Target 5 Premier Trust may subject a Unit holder to additional risk due to the relative lack of diversity in its portfolio since each portfolio contains only five stocks. Therefore, Units of such Trusts may be subject to greater market risk than other trusts which contain a more diversified portfolio of securities.


Each Trust is not actively managed and Equity Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation. Finally, each strategy has underperformed the DJIA in certain years and is contrarian in nature. The Trusts may not be appropriate investments for those who are unable or unwilling to assume the risks involved generally with an equity investment. Because of the contrarian nature of the Trusts and the attributes of the common stocks which caused inclusion in the portfolios, the Trusts may not be appropriate for investors seeking either preservation of capital or high current income. The Trusts are not designed to be a complete investment program for an investor. See "What are Equity Securities?-Risk Factors" in Part II of this Prospectus.

                                         Summary of Essential Information

                At the Opening of Business on the Initial Date of Deposit
                                 of the Equity Securities-August 18, 1997


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                             Target 5        Target 10
                                                                                             Trust           Trust
                                                                                             August 1997     August 1997
                                                                                             B Series        B Series
                                                                                             ___________     ___________
General Information
Initial Number of Units (1)                                                                     15,000          15,000
Fractional Undivided Interest in the Trust per Unit (1)                                       1/15,000        1/15,000
Public Offering Price:
     Aggregate Offering Price Evaluation of Equity Securities in Portfolio (2)               $ 148,504       $ 148,502
     Aggregate Offering Price Evaluation of Equity Securities per Unit                       $   9.900       $   9.900
     Maximum Sales Charge 2.75% of the Public Offering Price per Unit
        (2.778% of the net amount invested, exclusive of the deferred sales charge) (3)      $    .275       $    .275
     Less Deferred Sales Charge per Unit                                                     $   (.175)      $   (.175)
     Public Offering Price per Unit (3)                                                      $  10.000       $  10.000
Sponsor's Initial Repurchase Price per Unit                                                  $   9.725       $   9.725
Redemption Price per Unit (based on aggregate underlying
     value of Equity Securities less the deferred sales charge) (4)                          $   9.725       $   9.725
Cash CUSIP Number                                                                            337183 248      337183 263
Reinvestment CUSIP Number                                                                    337183 255      337183 271
Trustee's Annual Fee and out-of-pocket expenses per Unit outstanding                         $   .0084       $   .0084
Evaluator's Annual Fee per Unit outstanding (5)                                              $   .0025       $   .0025
Maximum Supervisory Fee per Unit outstanding (6)                                             $   .0025       $   .0025
Estimated Annual Amortization of Organizational
     and Offering Costs per Unit outstanding (7)                                             $   .0150       $   .0090

First Settlement Date                                  August 21, 1997
Rollover Notification Date                             August 1, 1998
Special Redemption and Liquidation Period              August 15, 1998 to August 31, 1998
Mandatory Termination Date                             August 31, 1998
Discretionary Liquidation Amount                       A Trust may be terminated if the value of the Equity Securities is less than the lower of $2,000,000 or 20% of the total value of
                                                       Equity Securities deposited in a Trust during the initial offering period.
Income Distribution Record Date                        Fifteenth day of June and December, commencing December 15, 1997.
Income Distribution Date (8)                           Last day of June and December, commencing December 31, 1997.

[FN]
______________

(1) As of the close of business on the Initial Date of Deposit, the number of Units of a Trust may be adjusted so that the Public Offering Price per Unit will equal approximately $10.00. Therefore, to the extent of any such adjustment, the fractional undivided interest per Unit will increase or decrease accordingly, from the amounts indicated above.

(2) Each listed Equity Security is valued at the last closing sale price on the New York Stock Exchange on the business day prior to the Initial Date of Deposit.

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" contained herein and "Public Offering" in Part II of this Prospectus for additional information regarding these charges. On the Initial Date of Deposit there will be no accumulated dividends in the Income Account. Anyone ordering Units after such date will pay a pro rata share of any accumulated dividends in such Income Account. The Public Offering Price as shown reflects the value of the Equity Securities on the business day prior to the Initial Date of Deposit and establishes the original proportionate relationship amongst the individual securities. No sales to investors will be executed at this price. Additional Equity Securities will be deposited during the day of the Initial Date of Deposit which will be valued as of 4:00 p.m. Eastern time and sold to investors at a Public Offering Price per Unit based on this valuation.

(4) See "How May Units be Redeemed?" in Part II of this Prospectus.

(5) Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

(6) The Supervisory Fee is payable to an affiliate of the Sponsor. In addition, the Sponsor may be reimbursed for bookkeeping and other administrative expenses currently at a maximum annual rate of $.0010 per Unit.

(7) Each Trust (and therefore Unit holders) will bear all or a portion of its organizational and offering costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee but not including the expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational and offering expenses will be charged off over a period not to exceed 12 months from the Initial Date of Deposit. See "What are the Expenses and Charges?" and "Statements of Net Assets." Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

(8) At the Rollover Notification Date for Rollover Unit holders, or upon termination of a Trust for other Unit holders, amounts in the Income Account (which consist of dividends on the Equity Securities) will be included in amounts distributed to or on behalf of Unit holders. Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution.

                                         Summary of Essential Information

                At the Opening of Business on the Initial Date of Deposit
                                 of the Equity Securities-August 18, 1997


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                               Target 5       Target 10
                                                                                               Premier        Premier
                                                                                               Trust          Trust
                                                                                               August 1997    August 1997
General Information                                                                            Series         Series
                                                                                               ___________    ___________
Initial Number of Units (1)                                                                       15,000          15,000
Fractional Undivided Interest in the Trust per Unit (1)                                         1/15,000        1/15,000
Public Offering Price:
     Aggregate Offering Price Evaluation of Equity Securities in Portfolio (2)                 $ 148,504       $ 148,502
     Aggregate Offering Price Evaluation of Equity Securities per Unit                         $   9.900       $   9.900
     Maximum Sales Charge 3.50% of the Public Offering Price per Unit
        (3.535% of the net amount invested, exclusive of the deferred sales charge) (3)        $    .350       $    .350
     Less Deferred Sales Charge per Unit                                                       $   (.250)      $   (.250)
     Public Offering Price per Unit (3)                                                        $  10.000       $  10.000
Sponsor's Initial Repurchase Price per Unit                                                    $   9.650       $   9.650
Redemption Price per Unit (based on aggregate underlying
     value of Equity Securities less the deferred sales charge) (4)                            $   9.650       $   9.650
Cash CUSIP Number                                                                              337183 206      337183 222
Reinvestment CUSIP Number                                                                      337183 214      337183 230
Trustee's Annual Fee and out-of-pocket expenses per Unit outstanding                           $   .0084       $   .0084
Evaluator's Annual Fee per Unit outstanding (5)                                                $   .0025       $   .0025
Maximum Supervisory Fee per Unit outstanding (6)                                               $   .0025       $   .0025
Estimated Annual Amortization of Organizational
     and Offering Costs per Unit outstanding (7)                                               $   .0120       $   .0090

First Settlement Date                                  August 21, 1997
Rollover Notification Date                             February 1, 1999
Special Redemption and Liquidation Period              February 15, 1999 to March 1, 1999
Mandatory Termination Date                             March 1, 1999
Discretionary Liquidation Amount                       A Trust may be terminated if the value of the Equity Securities is less than the lower of $2,000,000 or 20% of the total value of
                                                       Equity Securities deposited in a Trust during the initial offering period.
Income Distribution Record Date                        Fifteenth day of June and December, commencing December 15, 1997.
Income Distribution Date (8)                           Last day of June and December, commencing December 31, 1997.

[FN]
______________

(1) As of the close of business on the Initial Date of Deposit, the number of Units of a Trust may be adjusted so that the Public Offering Price per Unit will equal approximately $10.00. Therefore, to the extent of any such adjustment, the fractional undivided interest per Unit will increase or decrease accordingly, from the amounts indicated above.

(2) Each listed Equity Security is valued at the last closing sale price on the New York Stock Exchange on the business day prior to the Initial Date of Deposit.

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" contained herein and "Public Offering" in Part II of this Prospectus for additional information regarding these charges. On the Initial Date of Deposit there will be no accumulated dividends in the Income Account. Anyone ordering Units after such date will pay a pro rata share of any accumulated dividends in such Income Account. The Public Offering Price as shown reflects the value of the Equity Securities on the business day prior to the Initial Date of Deposit and establishes the original proportionate relationship amongst the individual securities. No sales to investors will be executed at this price. Additional Equity Securities will be deposited during the day of the Initial Date of Deposit which will be valued as of 4:00 p.m. Eastern time and sold to investors at a Public Offering Price per Unit based on this valuation.

(4) See "How May Units be Redeemed?" in Part II of this Prospectus.

(5) Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

(6) The Supervisory Fee is payable to an affiliate of the Sponsor. In addition, the Sponsor may be reimbursed for bookkeeping and other administrative expenses currently at a maximum annual rate of $.0010 per Unit.

(7) Each Trust (and therefore Unit holders) will bear all or a portion of its organizational and offering costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee but not including the expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational and offering expenses will be charged off over a period not to exceed 18 months from the Initial Date of Deposit. See "What are the Expenses and Charges?" and "Statements of Net Assets." Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

(8) At the Rollover Notification Date for Rollover Unit holders or upon termination of a Trust for other Unit holders, amounts in the Income Account (which consist of dividends on the Equity Securities) will be included in amounts distributed to or on behalf of Unit holders. Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution.

                               FEE TABLES

These Fee Tables are intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering" and "What are the Expenses and Charges?" in Part II of this Prospectus. Although the Trusts have a term of approximately 13 months for the B Series and 19 months for the Premier Series and are unit investment trusts rather than mutual funds, this information is presented to permit a comparison of fees, assuming, upon the termination of each Trust, the principal amount and distributions are rolled over into a New Trust subject only to the deferred sales charge.

                                            TARGET 5 TRUST, AUGUST 1997 B SERIES
                                                                                                               Amount
                                                                                                               per Unit
                                                                                                               ________
Unit Holder Transaction Expenses

Initial sales charge imposed on purchase
   (as a percentage of public offering price)                                                    1.00%(a)      $ .100
Deferred sales charge
   (as a percentage of public offering price)                                                    1.75%(b)        .175
                                                                                                 ________      ________
                                                                                                 2.75%         $ .275
                                                                                                 ========      ========
Maximum Sales Charge imposed on Reinvested Dividends                                             1.75%(d)        .175

Estimated Annual Fund Operating Expenses
     (as a percentage of average net assets)

Trustee's fee, portfolio supervision, bookkeeping, administrative, amortization of organizational and offering expenses and evaluation fees
                                                                                                  .276%        $.0275
Other operating expenses                                                                          .009%         .0009
                                                                                                 ________      ________
   Total                                                                                          .285%        $.0284
                                                                                                 ========      ========

                                                           Example
                                                           _______
                                                                              Cumulative Expenses Paid for Period:
                                                                  1 Year         3 Years        5 Years        10 Years
                                                                  ______         _______        _______        ________
An investor would pay the following expenses on a $1,000
investment, assuming the Target 5 Trust, August 1997 B Series estimated operating expense ratio of .285% and a 5% annual
return on the investment throughout the periods                   $ 30           $ 72           $117           $241

                                           TARGET 10 TRUST, AUGUST 1997 B SERIES
                                                                                                               Amount
                                                                                                               per Unit
                                                                                                               ________
Unit Holder Transaction Expenses

Initial sales charge imposed on purchase
   (as a percentage of public offering price)                                                    1.00%(a)      $ .100
Deferred sales charge
   (as a percentage of public offering price)                                                    1.75%(b)        .175
                                                                                                 ________      ________
                                                                                                 2.75%         $ .275
                                                                                                 ========      ========
Maximum Sales Charge imposed on Reinvested Dividends                                             1.75%(d)        .175


Estimated Annual Fund Operating Expenses
     (as a percentage of average net assets)

Trustee's fee, portfolio supervision, bookkeeping, administrative, amortization of organizational and offering expenses and evaluation fees
                                                                                                  .216%        $.0215
Other operating expenses                                                                          .009%         .0009
                                                                                                 ________      ________
   Total                                                                                          .225%        $.0224
                                                                                                 ========      ========

                                                           Example
                                                           _______
                                                                              Cumulative Expenses Paid for Period:
                                                                  1 Year         3 Years        5 Years        10 Years
                                                                  ______         _______        _______        ________
An investor would pay the following expenses on a $1,000
investment, assuming the Target 10 Trust, August 1997 B Series estimated operating expense ratio of .225% and a 5% annual
return on the investment throughout the periods                   $ 30           $ 71           $114           $235

                                         TARGET 5 PREMIER TRUST, AUGUST 1997 SERIES
                                                                                                               Amount
                                                                                                               per Unit
                                                                                                               ________
Unit Holder Transaction Expenses

Initial sales charge imposed on purchase
   (as a percentage of public offering price)                                                    1.00%(a)      $ .100
Deferred sales charge
   (as a percentage of public offering price)                                                    2.50%(c)        .250
                                                                                                 ________      ________
                                                                                                 3.50%         $ .350
                                                                                                 ========      ========
Maximum Sales Charge imposed on Reinvested Dividends                                             2.50%(d)        .250


Estimated Annual Fund Operating Expenses
     (as a percentage of average net assets)

Trustee's fee, portfolio supervision, bookkeeping, administrative, amortization of organizational and offering expenses and evaluation fees
                                                                                                  .248%        $.0245
Other operating expenses                                                                          .009%         .0009
                                                                                                 ________      ________
   Total                                                                                          .257%        $.0254
                                                                                                 ========      ========

                                                           Example
                                                           _______
                                                                              Cumulative Expenses Paid for Period:
                                                                  1 Year         3 Years        5 Years        10 Years
                                                                  ______         _______        _______        ________
An investor would pay the following expenses on a $1,000
investment, assuming the Target 5 Premier Trust, August 1997
Series estimated operating expense ratio of .257% and a 5%
annual return on the investment throughout the periods            $ 38           $ 69           $110           $230

                                        TARGET 10 PREMIER TRUST, AUGUST 1997 SERIES
                                                                                                               Amount
                                                                                                               per Unit
                                                                                                               ________
Unit Holder Transaction Expenses

Initial sales charge imposed on purchase
   (as a percentage of public offering price)                                                    1.00%(a)      $ .100
Deferred sales charge
   (as a percentage of public offering price)                                                    2.50%(c)        .250
                                                                                                 ________      ________
                                                                                                 3.50%         $ .350
                                                                                                 ========      ========
Maximum Sales Charge imposed on Reinvested Dividends                                             2.50%(d)        .250


Estimated Annual Fund Operating Expenses
     (as a percentage of average net assets)

Trustee's fee, portfolio supervision, bookkeeping, administrative, amortization of organizational and offering expenses and evaluation fees
                                                                                                  .215%        $.0215
Other operating expenses                                                                          .009%         .0009
                                                                                                 ________      ________
   Total                                                                                          .224%        $.0224
                                                                                                 ========      ========


                                                           Example
                                                           _______
                                                                              Cumulative Expenses Paid for Period:
                                                                  1 Year         3 Years        5 Years        10 Years
                                                                  ______         _______        _______        ________
An investor would pay the following expenses on a $1,000
investment, assuming the Target 10 Premier Trust, August 1997
Series estimated operating expense ratio of .224% and a 5%
annual return on the investment throughout the periods            $ 37           $ 68           $108           $226

The above examples assume reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. For purposes of the examples, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment. The examples should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

[FN]
______________

(a) The Initial Sales Charge would exceed 1.00% if the Public Offering Price exceeds $10.00 per Unit.

(b) The actual fee is $.0175 per month per Unit, irrespective of purchase or redemption price deducted over a ten-month period for each B Series Trust. If the Unit price exceeds $10.00 per Unit, the deferred sales charge will be less than 1.75% for the Trust. If the Unit price is less than $10.00 per Unit, the deferred sales charge will exceed 1.75% for the Trust. Units purchased subsequent to the initial deferred sales charge payment will be subject to the Initial Sales Charge and to the remaining deferred sales charge payments.

(c) The actual fee is $.0250 per month per Unit, irrespective of purchase or redemption price deducted over a ten- month period for each Premier Series Trust. If the Unit price exceeds $10.00 per Unit, the deferred sales charge will be less than 2.50% for the Trust. If the Unit price is less than $10.00 per Unit, the deferred sales charge will exceed 2.50% for the Trust. Units purchased subsequent to the initial deferred sales charge payment will be subject to the Initial Sales Charge and to the remaining deferred sales charge payments.

(d) Reinvested Dividends will be subject only to the deferred sales charge remaining at the time of reinvestment. See "How are Income and Capital Distributed?" in Part II of this Prospectus.

                  HYPOTHETICAL PERFORMANCE INFORMATION

The following tables and charts show hypothetical performance and information for the strategies employed by each Trust and the actual performance of the DJIA. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Trust Portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each strategy underperformed the DJIA in certain years. Accordingly, there can be no assurance that a Trust's Portfolio will outperform the DJIA over the life of a Trust or over consecutive rollover periods, if available.

A holder of Units in a Trust would not necessarily realize as high a Total Return on an investment in the stocks upon which the hypothetical returns are based for the following reasons, among others: the Total Return figures shown do not reflect sales charges, commissions, Trust expenses or taxes; the Trusts' maturities vary slightly from those presented in compiling the Total Returns; the Trusts may not be fully invested at all times or equally weighted in all stocks comprising a strategy; and Equity Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

Annualized Performance Information


The following table, which has been designed for use by investors investing in B Series Trusts, compares the hypothetical performance of the Ten Highest Dividend Yielding Stocks Strategy for the DJIA, the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategy for the DJIA and the DJIA in each of the 30 years listed below, as of July 31 in each of those years. The table shows the actual performance of the DJIA from August 1 through the following July 31 of the common stocks which comprise the DJIA and assumes that each strategy is applied on August 1 of a year and held for a period of one year at which time the strategy is reapplied.

                               COMPARISON OF TOTAL RETURN(2)
                 Hypothetical Strategy Total Returns                     Index Total Returns
                 ___________________________________                     ___________________
                 5 Lowest Priced of the 10
                 Highest Dividend Yielding      10 Highest Dividend
                 Stocks(1)                      Yielding Stocks(1)
                 _________________________      ___________________
Year ending
7/31             Target 5 Strategy              Target 10 Strategy       DJIA
___________      _________________              ___________________      _______
1968             - 2.76%                         1.86%                    -0.81%
1969             - 0.56%                        -1.94%                    -4.35%
1970             -14.81%                       -12.78%                    -6.05%
1971              19.28%                        17.01%                    21.23%
1972              19.81%                        11.66%                    11.42%
1973               3.16%                         9.08%                     3.62%
1974              -7.86%                        -7.99%                   -14.47%
1975              47.21%                        35.89%                    15.44%
1976              29.93%                        27.97%                    23.13%
1977              10.69%                        13.94%                    -5.29%
1978              -1.08%                        -0.15%                     2.57%
1979              10.90%                        12.15%                     4.09%
1980              12.96%                        10.69%                    17.16%
1981              -1.60%                         9.07%                     7.90%
1982             -10.32%                        -9.84%                    -9.39%
1983              61.14%                        54.61%                    55.58%
1984               4.13%                         4.37%                    -2.31%
1985              36.98%                        31.23%                    26.59%
1986              25.63%                        28.70%                    37.08%
1987              87.35%                        69.34%                    49.25%
1988             -19.83%                       -14.31%                   -14.22%
1989              26.45%                        23.39%                    29.80%
1990               0.58%                         8.69%                    13.36%
1991              18.98%                        12.24%                     7.75%
1992              17.83%                        10.96%                    15.52%
1993              26.05%                        14.80%                     7.40%
1994              22.62%                        15.08%                     9.15%
1995              36.68%                        28.90%                    28.41%
1996              29.43%                        29.43%                    19.90%
1997              28.99%                        39.07%                    51.45%

[FN]
______________

(1) The Ten Highest Dividend Yielding Stocks and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA, respectively, for any given period were selected by ranking the dividend yields for each of the stocks in the DJIA, as of the beginning of the period, and dividing by that stock's market value on the first trading day on the exchange where that stock principally trades in the given period.

(2) Total Return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any sales charges, commissions, expenses or taxes. Total Return takes into consideration semi-annual reinvestment of dividend income. Based on the year-by-year returns contained in the table, over the 30 years listed above, the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 14.35%, and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 15.25%. Over this period, each individual strategy achieved a greater average annual total return than that of the DJIA, which was 11.97%. Although each Trust seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that a Trust will achieve a better performance over its life or over consecutive rollover periods, if available.

Please refer to the APPENDIX following the last page of this document for details on the chart included at this point.


The chart above represents past performance of the DJIA, the Ten Highest Dividend Yielding DJIA Stocks (the "Target 10 Strategy") and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding DJIA Stocks
(the "Target 5 Strategy") (but not the Target 10 Trust or the Target 5 Trust) from August 1, 1967 through July 31, 1997 and should not be considered indicative of future results. The chart assumes that each strategy is applied on August 1 of a given period and reapplied on the following August 1 and also shows the performance of the DJIA from August 1 through July 31 of each period. Further, these resuls are hypothetical.
The chart assumes that all dividends during a year are reinvested semi-annually and does not reflect sales charges, commissions, expenses or taxes. There can be no assurance that either the Target 10 Trust or the Target 5 Trust will outperform the DJIA over the life of the Trusts or over consecutive rollover periods, if available.

The following table, which has been designed for use by investors investing in Premier Series Trusts, compares the hypothetical performance of the Ten Highest Dividend Yielding Stocks Strategy for the DJIA (the "Target 10 Premier Strategy"), the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategy for the DJIA (the "Target 5 Premier Strategy") and the DJIA over the 30-year period listed below. The table shows performance, in 18-month increments, of the DJIA and each strategy and assumes that each strategy was originally applied on August 1, 1967 and reapplied every 18 months.

                               COMPARISON OF TOTAL RETURN(2)
                 Hypothetical Strategy Total Returns                     Index Total Returns
                 ___________________________________                     ___________________
                 5 Lowest Priced of the 10
                 Highest Dividend Yielding      10 Highest Dividend
                 Stocks(1)                      Yielding Stocks(1)
                 _________________________      ___________________
18-month period  Target 5                      Target 10
ending           Premier Strategy              Premier Strategy         DJIA
_______          ________________              ________________         ____
1/31/69           12.74%                        17.17%                    7.92%
7/31/70          -18.34%                       -19.53%                  -17.41%
1/31/72           36.95%                        31.11%                   29.61%
7/31/73           -1.78%                         6.55%                    7.99%
1/31/75           -0.65%                         7.40%                  -18.25%
7/31/76           74.64%                        55.61%                   48.72%
1/31/78           -0.23%                         4.29%                  -15.49%
7/31/79           23.60%                        21.22%                   19.65%
1/31/81           19.42%                        16.60%                   22.14%
7/31/82            6.07%                         4.46%                   -6.22%
1/31/84           79.89%                        73.74%                   62.10%
7/31/85           27.31%                        11.88%                   18.69%
1/31/87           62.75%                        62.11%                   69.30%
7/31/88           14.77%                         9.50%                    3.66%
1/31/90           16.49%                        24.27%                   28.91%
7/31/91           13.21%                        15.69%                   22.99%
1/31/93           23.14%                        11.78%                   14.43%
7/31/94           32.47%                        24.56%                   18.35%
1/31/96           61.09%                        53.11%                   48.60%
7/31/97           60.39%                        61.27%                   56.92%

[FN]
_____________

(1) The Ten Highest Dividend Yielding Stocks and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA, respectively, for any given period were selected by ranking the dividend yields for each of the stocks in the DJIA, as of the beginning of the period, and dividing by that stock's market value on the first trading day on the exchange where that stock principally trades in the given period.

(2) Total Return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any sales charges, commissions, expenses or taxes. Total Return takes into consideration semi-annual reinvestment of dividend income. Based on the consecutive 18-month returns contained in the table, over the 30 years listed above, the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 14.48%, and the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 15.72%. Over this period, each individual strategy achieved a greater average annual total return than that of the DJIA, which was 11.97%. Although each Trust seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Trust will achieve a better performance over its life or over consecutive rollover periods, if available.


The following table shows the average annual return as of July 31, 1997 in each of the indicated periods for the Target 5 Premier Strategy, Target 10 Premier Strategy, DJIA and S&P 500:


                Target 5               Target 10
Period          Premier Strategy       Premier Strategy         DJIA         S&P 500
______          ________________       ________________         ____         _______
25 year         18.84%                 17.39%                   13.68%       13.23%
20 year         20.76%                 18.62%                   16.35%       16.18%
15 year         23.52%                 20.82%                   20.74%       19.39%
10 year         17.73%                 16.57%                   15.69%       14.67%
5 year          24.85%                 22.09%                   22.28%       20.18%
3 year          37.22%                 35.16%                   32.61%       29.98%

Please refer to the APPENDIX following the last page of this document for details on the chart included at this point.


The chart above represents past performance of the DJIA, the Target 10 Premier Strategy and the Target 5 Premier Strategy (but not the Premier Series of the Target 10 Trust or the Premier Series of the Target 5
Trust) from August 1, 1967 through July 31, 1997 and should not be considered indicative of future results. The chart assumes that each strategy was originally applied on August 1, 1967 and the securities selected held for a period of 18 months at which point the strategy was reapplied each 18 months. The chart also shows the performance of the DJIA over each respective period. Further, these results are hypothetical. The chart assumes that all dividends during a year are reinvested semi-annually and does not reflect sales charges, commissions, expenses or taxes. There can be no assurance that either the Premier Series of the Target 10 Trust or the Premier Series of the Target 5 Trust will outperform the DJIA over the life of the Trusts or over consecutive rollover periods, if available.

                     REPORT OF INDEPENDENT AUDITORS


The Sponsor, Nike Securities L.P., and Unit Holders
THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 214


We have audited the accompanying statements of net assets, including the schedules of investments, of The First Trust Special Situations Trust, Series 214, comprised of the Target 5 Trust, August 1997 B Series; Target 10 Trust, August 1997 B Series; Target 5 Premier Trust, August 1997 Series and Target 10 Premier Trust, August 1997 Series as of the opening of business on August 18, 1997. These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the letters of credit held by the Trustee and deposited in the Trusts on August 18, 1997. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audit of the statements of net assets provides a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 214, comprised of the Target 5 Trust, August 1997 B Series; Target 10 Trust, August 1997 B Series; Target 5 Premier Trust, August 1997 Series and Target 10 Premier Trust, August 1997 Series at the opening of business on August 18, 1997 in conformity with generally accepted accounting principles.


                               ERNST & YOUNG LLP


Chicago, Illinois
August 18, 1997

                                                 Statements of Net Assets

                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                                        Target 5 Trust    Target 10 Trust
                                                                                        August 1997       August 1997
                                                                                        B Series          B Series
                                                                                        _____________     _______________
NET ASSETS
Investment in Equity Securities represented by
    purchase contracts (1) (2)                                                          $ 148,504         $ 148,502
Organizational and offering costs (3)                                                      37,500            22,500
                                                                                        _________         _________
                                                                                          186,004           171,002
Less accrued organizational and offering costs (3)                                        (37,500)          (22,500)
Less liability for deferred sales charge (4)                                               (2,625)           (2,625)
                                                                                        _________          ________
Net assets                                                                              $ 145,879         $ 145,877
                                                                                        =========         =========
Units outstanding                                                                          15,000            15,000
ANALYSIS OF NET ASSETS
Cost to investors (5)                                                                   $ 150,004          $ 150,002
Less sales charge (5)                                                                      (4,125)            (4,125)
                                                                                        _________          _________
Net assets                                                                              $ 145,879          $ 145,877
                                                                                        =========          =========

[FN]

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Equity Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) Two irrevocable letters of credit totaling $200,000 each for the Target 5 Trust and the Target 10 Trust, issued by The Chase Manhattan Bank, have been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Equity Securities pursuant to purchase contracts for such Equity Securities.

(3) Each Trust will bear all or a portion of its estimated organizational and offering costs which will be deferred and charged off over a period not to exceed 12 months from the Initial Date of Deposit. The estimated organizational and offering costs are based on 2,500,000 Units each of the Target 5 Trust and Target 10 Trust expected to be issued. To the extent the number of Units issued is larger or smaller, the estimate will vary.

(4) Represents the amount of mandatory distributions from a Trust ($.175 per Unit), payable to the Sponsor in ten equal monthly installments beginning on September 30, 1997 and on the last business day of each month thereafter through June 30, 1998. If Units are redeemed prior to June 30, 1998 the remaining amount of the deferred sales charge applicable to such Units will be payable at the time of redemption.

(5) The aggregate cost to investors in a Trust includes a maximum total sales charge computed at the rate of 2.75% of the Public Offering Price (equivalent to 2.778% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge for quantity purchases or for Rollover Unit holders of prior series of each Trust, if any.

                                                 Statements of Net Assets

                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                                         Target 5 Premier  Target 10 Premier
                                                                                         Trust August      Trust August
                                                                                         1997 Series       1997 Series
                                                                                         ________________  _________________
NET ASSETS
Investment in Equity Securities represented by
    purchase contracts (1) (2)                                                           $ 148,504         $ 148,502
Organizational and offering costs (3)                                                       45,000            33,750
                                                                                         _________         _________
                                                                                           193,504           182,252
Less accrued organizational and offering costs (3)                                         (45,000)          (33,750)
Less liability for deferred sales charge (4)                                                (3,750)           (3,750)
                                                                                         ________          _________
Net assets                                                                               $ 144,754         $ 144,752
                                                                                         ========          =========
Units outstanding                                                                           15,000            15,000
ANALYSIS OF NET ASSETS
Cost to investors (5)                                                                    $ 150,004         $ 150,002
Less sales charge (5)                                                                       (5,250)           (5,250)
                                                                                         _________         _________
Net assets                                                                               $ 144,754         $ 144,752
                                                                                         =========         =========

[FN]

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Equity Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) Two irrevocable letters of credit totaling $200,000 each for the Target 5 Premier Trust and the Target 10 Premier Trust, issued by The Chase Manhattan Bank, have been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Equity Securities pursuant to purchase contracts for such Equity Securities.

(3) Each Trust will bear all or a portion of its estimated organizational and offering costs which will be deferred and charged off over a period not to exceed 18 months from the Initial Date of Deposit. The estimated organizational and offering costs are based on 2,500,000 Units each of the Target 5 Premier Trust and Target 10 Premier Trust expected to be issued. To the extent the number of Units issued is larger or smaller, the estimate will vary.

(4) Represents the amount of mandatory distributions from a Trust ($.250 per Unit), payable to the Sponsor in ten equal monthly installments beginning on September 30, 1997 and on the last business day of each month thereafter through June 30, 1998. If Units are redeemed prior to June 30, 1998 the remaining amount of the deferred sales charge applicable to such Units will be payable at the time of redemption.

(5) The aggregate cost to investors in a Trust includes a maximum total sales charge computed at the rate of 3.50% of the Public Offering Price (equivalent to 3.535% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge for quantity purchases or for Rollover Unit holders of prior series of each Trust, if any.

                                                  Schedule of Investments

                                     TARGET 5 TRUST, AUGUST 1997 B SERIES
                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                   Percentage
Number                                                             of Aggregate     Market       Cost of Equity   Current
of           Ticker Symbol and Name of                             Offering         Value per    Securities to    Dividend
Shares       Issuer of Equity Securities (1)                       Price            Share        the Trust (2)    Yield (3)
______       _______________________________                       ____________     _________    _____________    _________
763          T   AT&T Corporation                                   20%             $38.938      $ 29,710         3.39%
480          DD  E.I. du Pont de Nemours & Company                  20%              61.688        29,610         2.04%
503          XON Exxon Corporation                                  20%              59.000        29,677         2.78%
498          GM  General Motors Corporation                         20%              59.688        29,725         3.35%
660          MO  Philip Morris Companies, Inc.                      20%              45.125        29,782         3.55%
                                                                   _______                       _________
                 Total Investments                                 100%                          $148,504
                                                                   =======                       =========

[FN]
______________

(1) All Equity Securities are represented by regular way contracts to purchase such Equity Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The purchase contracts for the Equity Securities were entered into by the Sponsor on August 18, 1997. The Trust has a mandatory termination date of August 31, 1998.

(2) The cost of the Equity Securities to the Trust represents the aggregate underlying value with respect to the Equity Securities acquired (generally determined by the closing sale prices of the Equity Securities on August 15, 1997, the business day prior to the Initial Date of Deposit). The valuation of the Equity Securities has been determined by the Evaluator, an affiliate of the Sponsor. The aggregate underlying value of the Equity Securities on the Initial Date of Deposit was $148,504. Cost and loss to Sponsor relating to the Equity Securities sold to the Trust were $148,988 and $484, respectively.

(3) Current Dividend Yield for each Equity Security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on that Equity Security and dividing the result by that Equity
Security's closing sale price on the business day prior to the Initial Date of Deposit.

                                                  Schedule of Investments

                                    TARGET 10 TRUST, AUGUST 1997 B SERIES
                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                   Percentage
Number                                                             of Aggregate     Market       Cost of Equity   Current
of           Ticker Symbol and Name of                             Offering         Value per    Securities to    Dividend
Shares       Issuer of Equity Securities (1)                       Price            Share        the Trust (2)    Yield (3)
______       _______________________________                       ____________     _________    ___________      _________
381          T   AT&T Corporation                                   10%             $ 38.938     $ 14,836         3.39%
192          CHV Chevron Corporation                                10%               77.188       14,820         3.01%
241          DD  E.I. du Pont de Nemours & Company                  10%               61.688       14,867         2.04%
235          EK  Eastman Kodak Company                              10%               63.250       14,864         2.78%
252          XON Exxon Corporation                                  10%               59.000       14,868         2.78%
249          GM  General Motors Corporation                         10%               59.688       14,862         3.35%
165          MRK Merck & Company, Inc.                              10%               90.813       14,984         1.98%
163          MMM Minnesota Mining & Manufacturing
                 Company                                            10%               91.000       14,833         2.33%
136          JPM J.P. Morgan & Company, Inc.                        10%              108.250       14,722         3.25%
329          MO  Philip Morris Companies, Inc.                      10%               45.125       14,846         3.55%
                                                                   _______                       ________
                 Total Investments                                 100%                          $148,502
                                                                   =======                       ========

[FN]
______________

(1) All Equity Securities are represented by regular way contracts to purchase such Equity Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The purchase contracts for the Equity Securities were entered into by the Sponsor on August 18, 1997. The Trust has a mandatory termination date of August 31, 1998.

(2) The cost of the Equity Securities to the Trust represents the aggregate underlying value with respect to the Equity Securities acquired (generally determined by the closing sale prices of the Equity Securities on August 15, 1997, the business day prior to the Initial Date of Deposit). The valuation of the Equity Securities has been determined by the Evaluator, an affiliate of the Sponsor. The aggregate underlying value of the Equity Securities on the Initial Date of Deposit was $148,502. Cost and loss to Sponsor relating to the Equity Securities sold to the Trust were $148,782 and $280, respectively.

(3) Current Dividend Yield for each Equity Security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on that Equity Security and dividing the result by that Equity
Security's closing sale price on the business day prior to the Initial Date of Deposit.

                                                  Schedule of Investments

                               TARGET 5 PREMIER TRUST, AUGUST 1997 SERIES
                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                   Percentage
Number                                                             of Aggregate     Market       Cost of Equity   Current
of           Ticker Symbol and Name of                             Offering         Value per    Securities to    Dividend
Shares       Issuer of Equity Securities (1)                       Price            Share        the Trust (2)    Yield (3)
______       _______________________________                       ____________     _________    _____________    _________
763          T   AT&T Corporation                                   20%             $38.938      $ 29,710         3.39%
480          DD  E.I. du Pont de Nemours & Company                  20%              61.688        29,610         2.04%
503          XON Exxon Corporation                                  20%              59.000        29,677         2.78%
498          GM  General Motors Corporation                         20%              59.688        29,725         3.35%
660          MO  Philip Morris Companies, Inc.                      20%              45.125        29,782         3.55%
                                                                   _______                       _________
                 Total Investments                                 100%                          $148,504
                                                                   =======                       =========

[FN]
______________

(1) All Equity Securities are represented by regular way contracts to purchase such Equity Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The purchase contracts for the Equity Securities were entered into by the Sponsor on August 18, 1997. The Trust has a mandatory termination date of March 1, 1999.

(2) The cost of the Equity Securities to the Trust represents the aggregate underlying value with respect to the Equity Securities acquired (generally determined by the closing sale prices of the Equity Securities on August 15, 1997, the business day prior to the Initial Date of Deposit). The valuation of the Equity Securities has been determined by the Evaluator, an affiliate of the Sponsor. The aggregate underlying value of the Equity Securities on the Initial Date of Deposit was $148,504. Cost and loss to Sponsor relating to the Equity Securities sold to the Trust were $148,988 and $484, respectively.

(3) Current Dividend Yield for each Equity Security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on that Equity Security and dividing the result by that Equity
Security's closing sale price on the business day prior to the Initial Date of Deposit.

                                                  Schedule of Investments

                              TARGET 10 PREMIER TRUST, AUGUST 1997 SERIES
                     The First Trust Special Situations Trust, Series 214
                At the Opening of Business on the Initial Date of Deposit
                                                          August 18, 1997


                                                                   Percentage
Number                                                             of Aggregate     Market       Cost of Equity   Current
of           Ticker Symbol and Name of                             Offering         Value per    Securities to    Dividend
Shares       Issuer of Equity Securities (1)                       Price            Share        the Trust (2)    Yield (3)
______       _______________________________                       ____________     _________    _____________    _________
381          T   AT&T Corporation                                   10%             $ 38.938     $ 14,836         3.39%
192          CHV Chevron Corporation                                10%               77.188       14,820         3.01%
241          DD  E.I. du Pont de Nemours & Company                  10%               61.688       14,867         2.04%
235          EK  Eastman Kodak Company                              10%               63.250       14,864         2.78%
252          XON Exxon Corporation                                  10%               59.000       14,868         2.78%
249          GM  General Motors Corporation                         10%               59.688       14,862         3.35%
165          MRK Merck & Company, Inc.                              10%               90.813       14,984         1.98%
163          MMM Minnesota Mining & Manufacturing
                  Company                                           10%               91.000       14,833         2.33%
136          JPM J.P. Morgan & Company, Inc.                        10%              108.250       14,722         3.25%
329          MO  Philip Morris Companies, Inc.                      10%               45.125       14,846         3.55%
                                                                   _______                       ________
                 Total Investments                                 100%                          $148,502
                                                                   =======                       ========

[FN]
______________

(1) All Equity Securities are represented by regular way contracts to purchase such Equity Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The purchase contracts for the Equity Securities were entered into by the Sponsor on August 18, 1997. The Trust has a mandatory termination date of March 1, 1999.

(2) The cost of the Equity Securities to the Trust represents the aggregate underlying value with respect to the Equity Securities acquired (generally determined by the closing sale prices of the Equity Securities on August 15, 1997, the business day prior to the Initial Date of Deposit). The valuation of the Equity Securities has been determined by the Evaluator, an affiliate of the Sponsor. The aggregate underlying value of the Equity Securities on the Initial Date of Deposit was $148,502. Cost and loss to Sponsor relating to the Equity Securities sold to the Trust were $148,782 and $280, respectively.

(3) Current Dividend Yield for each Equity Security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on that Equity Security and dividing the result by that Equity
Security's closing sale price on the business day prior to the Initial Date of Deposit.

                   FIRST TRUST (registered trademark)


                  TARGET 5 TRUST, AUGUST 1997 B SERIES
                  TARGET 10 TRUST, AUGUST 1997 B SERIES
               TARGET 5 PREMIER TRUST, AUGUST 1997 SERIES
               TARGET 10 PREMIER TRUST, AUGUST 1997 SERIES


                               Prospectus
                                 Part I

                          Nike Securities L.P.
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

When Units of the Trusts are no longer available, or for investors who will reinvest into subsequent series of the Trusts, this Prospectus may be used as a preliminary prospectus for a future series; in which case investors should note the following:

INFORMATION CONTAINED HEREIN IS SUBJECT TO AMENDMENT. A REGISTRATION STATEMENT RELATING TO SECURITIES OF A FUTURE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

THE PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                             August 18, 1997


                           THIS PART ONE MUST BE
                          ACCOMPANIED BY PART TWO.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Part II of II

                   First Trust (registered trademark)

                           TARGET TRUST SERIES
             The First Trust Special Situations Trust Series

                           Prospectus Part II

                          Dated August 18, 1997


THIS PART II OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART I. BOTH PARTS OF THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

FURTHER DETAIL REGARDING CERTAIN OF THE INFORMATION PROVIDED IN THE PROSPECTUS IN THE FORM OF AN "INFORMATION SUPPLEMENT" MAY BE OBTAINED BY CALLING THE TRUSTEE AT 1-800-682-7520.

What is The First Trust Special Situations Trust?


The First Trust Special Situations Trust Series is one of a series of investment companies created by the Sponsor, all of which are generally similar, but each of which is separate and is designated by a different series number. This Series consists of underlying separate unit investment trusts set forth in Part I of this Prospectus. These underlying trusts are designated herein as the "Target 5 Trust," "Target 10 Trust," "Target 25 Trust," "International Target 5 Trusts-United Kingdom Trust," "International Target 5 Trusts-Hong Kong Trust," "Global Target 15 Trust" and "Global Target 30 Trust" and may sometimes be referred to individually as a "Trust" and collectively as the "Trusts." Unless a Trust set forth in Part I contains the word "Premier" in its title the Trust will have a maturity of approximately 13 months from the date of Part I of this Prospectus. Trusts which contain the word "Premier" in their title will have a maturity of approximately 19 months from the date of Part I of this Prospectus and may be referred to herein as the "Premier Series" of the Trusts. The Target 5 Trust, Target 10 Trust and the Target 25 Trust may sometimes be referred to individually as a "Domestic Trust" and collectively as the "Domestic Trusts" while the International Target 5 Trusts-Hong Kong Trust, International Target 5 Trusts-United Kingdom Trust, Global Target 15 Trust and Global Target 30 Trust may sometimes be referred to individually as an "International Trust" and collectively as the "International Trusts." Each Trust was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee and First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.


On the Initial Date of Deposit, the Sponsor deposited with the Trustee confirmations of contracts for the purchase of common stocks issued by companies which provide income and are considered to have the potential for capital appreciation (the "Equity Securities"), together with an irrevocable letter or letters of credit of a financial institution in an amount at least equal to the purchase price of such Equity Securities. In exchange for the deposit of securities or contracts to purchase securities in a Trust, the Trustee delivered to the Sponsor documents evidencing the entire ownership of such Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Nike Securities L.P.

              Sponsor of First Trust (registered trademark)
                             1-800-621-9533

With the deposit of the Equity Securities on the Initial Date of Deposit, the Sponsor established a percentage relationship between the amounts of Equity Securities in a Trust's portfolio, as set forth in
Part I of this Prospectus under "Schedule of Investments" for each Trust. Following the Initial Date of Deposit, the Sponsor, pursuant to the Indenture, may deposit additional Equity Securities in a Trust or cash (including a letter of credit) with instructions to purchase additional Equity Securities in a Trust. Units may be continuously offered for sale to the public by means of this Prospectus, resulting in a potential increase in the outstanding number of Units of such Trust. Any deposit by the Sponsor of additional Equity Securities or the purchase of additional Equity Securities pursuant to a cash deposit will duplicate, as nearly as is practicable, the original proportionate relationship and not the actual proportionate relationship on the subsequent date of deposit, since the two may differ due to the sale, redemption or liquidation of any of the Equity Securities deposited in a Trust on the Initial, or any subsequent, Date of Deposit. See "How May Equity Securities be Removed from a Trust?" Since the prices of the underlying Equity Securities will fluctuate daily, the ratio, on a market value basis, will also change daily. The portion of Equity Securities represented by each Unit will not change as a result of the deposit of additional Equity Securities in a Trust. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the prices of the Equity Securities between the time of the cash deposit and the purchase of the Equity Securities and because such Trust will pay the associated brokerage fees. To minimize this effect, the Trusts will try to purchase the Equity Securities as close to the evaluation time as possible. An affiliate of the Trustee may receive these brokerage fees or the Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for a Trust with respect to acquiring Equity Securities for a Trust. In acting in such capacity, the Sponsor or its affiliate will be subject to the restrictions under the Investment Company Act of 1940, as amended.

On the Initial Date of Deposit, each Unit of a Trust represented an undivided fractional interest in the Equity Securities deposited in such Trust, as set forth under "Summary of Essential Information" appearing in Part I of this Prospectus. To the extent that Units of a Trust are redeemed, the aggregate value of the Equity Securities in such Trust will be reduced, and the undivided fractional interest represented by each outstanding Unit of such Trust will increase. However, if additional Units are issued by a Trust in connection with the deposit of additional Equity Securities or cash by the Sponsor, the aggregate value of the Equity Securities in such Trust will be increased by amounts allocable to additional Units, and the fractional undivided interest represented by each Unit of such Trust will be decreased proportionately. See "How May Units be Redeemed?" Each Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" in Part I of this Prospectus.

What are the Expenses and Charges?


With the exception of brokerage fees discussed above and bookkeeping and other administrative services provided to the Trusts, for which the Sponsor may be reimbursed in amounts as set forth under "Summary of Essential Information" in Part I, the Sponsor will not receive any fees in connection with its activities relating to the Trusts.


First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" in Part I of this Prospectus, for providing portfolio supervisory services for the Trusts. Such fee is based on the number of Units outstanding in a Trust on January 1 of each year, except for the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include underwriters or dealers of the Trusts.

Subsequent to the initial offering period, First Trust Advisors L.P., in its capacity as the Evaluator for the Trusts, will receive a fee as indicated in the "Summary of Essential Information" in Part I of this Prospectus.

The Trustee pays certain expenses of a Trust for which it is reimbursed by such Trust. The Trustee will receive for its ordinary recurring services to a Trust an annual fee, as indicated in the "Summary of Essential Information" in Part I. The fee is computed per Unit in such

Trust, based upon the largest aggregate number of Units of such Trust outstanding at any time during the calendar year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, see "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of a Trust to the extent funds are available, and then from the Capital Account of such Trust. Since funds being held in the Capital and Income Accounts are for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

Expenses incurred in establishing the Trusts, including the costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust's portfolio and the initial fees and expenses of the Trustee and any other out-of-pocket expenses, will be paid by each Trust and charged off over a period not to exceed the life of the Trusts.

The following additional charges are or may be incurred by a Trust: all legal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; foreign custodial and transaction fees, if any, in the case of the International Trusts; all taxes and other government charges imposed upon the Equity Securities or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on a Trust. In addition, the Trustee is empowered to sell Equity Securities in a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of a Trust. Since the Equity Securities are all common stocks and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a Trust. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unit holders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust. Trusts which contain FT Index stocks will report as gross income earned by U.S. Unit holders their pro rata share of dividends received by such Trust as well as their pro rata share of the associated Tax Credit Amount (as defined in "United Kingdom Taxation" below), notwithstanding that it is not certain that U.S. Unit holders will receive any refund of U.K. taxes.

The Sponsor has been advised by the Trustee that a U.S. Unit holder may not be able to obtain directly any Treaty Payments (as described in

"United Kingdom Taxation" below) to which he or she is entitled under the U.S.-U.K. Treaty, but that the U.K. Inland Revenue has approved a special procedure whereby the trustees of funds such as the United Kingdom Trust, Global Target 15 Trust and Global Target 30 Trust may be entitled to claim Treaty Payments on behalf of U.S. investors. To the extent the Trustee obtains Treaty Payments, U.S. Unit holders will report as gross income earned their pro rata portion of dividends received by such Trusts as well as the amount of the associated tax credit. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign tax credits that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits. In addition, IRAs and other plans addressed below under "Why are Investments in the Trusts Suitable for Retirement Plans?" should note that they are not eligible to claim any Treaty Payment (as defined below under United Kingdom Taxation). For purposes of the following discussion and opinions, it is assumed that each Equity Security is equity for federal income tax purposes.

In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. Each Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of the assets of a Trust under the Code; and the income of such Trust will be treated as income of the Unit holders thereof under the Code. Each Unit holder will be considered to have received his pro rata share of the income derived from each Equity Security when such income is considered to be received by a Trust.

2. A Unit holder will be considered to have received all of the dividends paid on his or her pro rata portion of each Equity Security when such dividends are received by a Trust regardless of whether such dividends are used to pay a portion of the deferred sales charge. Unit holders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unit holder or are automatically reinvested. See "How are Income and Capital Distributed?- Distribution Reinvestment Option."


3. Each Unit holder will have a taxable event when a Trust disposes of an Equity Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unit holder (except to the extent an In-Kind Distribution of stock is received by such Unit holder as described below). The price a Unit holder pays for his or her Units, generally including sales charges, is allocated among his or her pro rata portion of each Equity Security held by a Trust (in proportion to the fair market values thereof on the valuation date nearest the date the Unit holder purchases his or her Units) in order to determine his or her initial tax basis for his or her pro rata portion of each Equity Security held by such Trust. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unit holders holding securities that are substantially identical to the Equity Securities. Unit holders should consult their own tax advisers with regard to calculation of basis. For Federal income tax purposes, a Unit holder's pro rata portion of dividends, as defined by Section 316 of the Code, paid by a corporation with respect to an Equity Security held by a Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Equity Security which exceeds such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unit holder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unit holder has held his or her Units.



4. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unit holders should consult their tax advisers regarding the recognition of gains and losses for Federal income tax purposes. In particular, a Rollover Unit holder should be aware that a Rollover Unit holder's loss, if any, incurred in connection with the exchange of Units for Units in the next new series of a Trust (the "New Trusts"), (the Sponsor intends to create a separate New Trust approximately 13 months after each Trust's Initial Date of Deposit and also in conjunction with the termination of each of the Trusts) will generally be disallowed with respect to the disposition of any Equity Securities pursuant to such exchange to the extent that such Unit holder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unit holder's deemed ownership of the securities underlying the Units in a New Trust in the manner described above, if such substantially identical securities are acquired within a period beginning 30 days before and ending 30 days after such disposition. However, any gains incurred in connection with such an exchange by a Rollover Unit holder would be recognized. Unit holders should consult their tax advisers regarding the recognition of gains and losses for Federal income tax purposes.


Deferred Sales Charge. Generally, the tax basis of a Unit holder includes sales charges, and such charges are not deductible. A portion of the sales charge for the Trust is deferred. It is possible that for federal income tax purposes, a portion of the deferred sales charge may be treated as interest which would be deductible by a Unit holder subject to limitations on the deduction of investment interest. In such case, the non-interest portion of the deferred sales charge should be added to the Unit holder's tax basis in his or her Units. The deferred sales charge could cause the Unit holder's Units to be considered to be debt-financed under Section 246A of the Code which would result in a small reduction of the dividends-received deduction. In any case, the income (or proceeds from redemption) a Unit holder must take into account for federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unit holders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.

Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unit holder's pro rata portion of dividends received by a Trust (to the extent such dividends are taxable as ordinary income, as discussed above, and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate Unit holders, such as "S" corporations which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46-day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unit holder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unit holders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

To the extent dividends received by a Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

Limitations on Deductibility of Trust Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by a Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him or her. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.


Recognition of Taxable Gain or Loss Upon Disposition of Securities by a

Trust or Disposition of Units. As discussed above, a Unit holder may recognize taxable gain (or loss) when an Equity Security is disposed of by a Trust or if the Unit holder disposes of a Unit (although losses incurred by Rollover Unit holders may be subject to disallowance, as discussed above). For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. In particular, net capital gain, excluding net gain from property held more than one year but not more than 18 months and gain on certain other assets, is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Net capital gain that is not taxed at the maximum marginal stated tax rate of 20% (or 10%) as described in the preceding sentence, is generally subject to a maximum marginal stated tax rate of 28%. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.


In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.


If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust involved including his or her pro rata portion of all the Equity Securities represented by the Unit. The Taxpayer Relief Act of 1997 (the "1997 Tax Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sales rules.


Special Tax Consequences of In-Kind Distributions Upon Redemption of Units, Termination of a Trust and Investment in a New Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?", under certain circumstances a Unit holder who owns at least 2,500 Units of a Domestic Trust may request an In-Kind Distribution upon the redemption of Units or the termination of such Trust. The Unit holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holders-How are Income and Capital Distributed?" As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unit holder is considered as owning a pro rata portion of each of such Trust's assets for Federal income tax purposes. The receipt of an In-Kind Distribution will result in a Unit holder receiving an undivided interest in whole shares of stock plus, possibly, cash.

The potential tax consequences that may occur under an In-Kind Distribution with respect to each Equity Security owned by a Trust will depend on whether or not a Unit holder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation. A Unit holder will not recognize gain or loss if a Unit holder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Securities held by a Trust. However, if a Unit holder also receives cash in exchange for a fractional share of an Equity Security held by a Domestic Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his or her tax basis in such fractional share of an Equity Security held by such Trust.

Because a Domestic Trust will own many Equity Securities, a Unit holder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by such Domestic Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Equity Security owned by such Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

As discussed in "Rights of Unit Holders-Special Redemption, Liquidation and Investment in a New Trust," a Unit holder may elect to become a Rollover Unit holder. To the extent a Rollover Unit holder exchanges his or her Units for Units of a New Trust in a taxable transaction, such Unit holder will recognize gains, if any, but generally will not be entitled to a deduction for any losses recognized upon the disposition of any Equity Securities pursuant to such exchange to the extent that such Unit holder is considered the owner of substantially identical securities under the wash sale provisions of the Code taking into account such Unit holder's deemed ownership of the securities underlying the Units in such New Trust in the manner described above, if such substantially identical securities were acquired within a period beginning 30 days before and ending 30 days after such disposition under the wash sale provisions contained in Section 1091 of the Code. In the event a loss is disallowed under the wash sale provisions, special rules contained in Section 1091(d) of the Code apply to determine the Unit holder's tax basis in the securities acquired. Rollover Unit holders are advised to consult their tax advisers.

Computation of the Unit Holder's Tax Basis. Initially, a Unit holder's tax basis in his or her Units will generally equal the price paid by such Unit holder for his or her Units. The cost of the Units is allocated among the Equity Securities held in a Trust in accordance with the proportion of the fair market values of such Equity Securities on the valuation date nearest to the date the Units are purchased in order to determine such Unit holder's tax basis for his or her pro rata portion of each Equity Security.

A Unit holder's tax basis in his or her Units and his or her pro rata portion of an Equity Security held by a Trust will be reduced to the extent dividends paid with respect to such Equity Security are received by a Trust which are not taxable as ordinary income as described above.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified by the Internal Revenue Service that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unit holders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unit holders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trusts.


It should be noted that payments to the Trusts of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unit holders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trusts. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unit holders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States purposes with respect to such taxes. The 1997 Tax Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.


At the termination of the Trust, the Trustee will furnish to each Unit holder a statement containing information relating to the dividends received by the Trust on the Equity Securities, the gross proceeds received by the Trust from the disposition of any Equity Security (resulting from redemption or the sale of any Equity Security) and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unit holders and to the Internal Revenue Service.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trusts Suitable for Retirement Plans?"

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, under the existing income tax laws of the State of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unit holders thereof.

The foregoing discussion relates only to the tax treatment of U.S. Unit holders ("U.S. Unit holders") with regard to federal and certain aspects of New York State and City income taxes. Unit holders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unit holder" means an owner of a Unit in the Trusts that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unit holder in paragraph
(a) but whose income from a Unit is effectively connected with such Unit holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

UNITED KINGDOM TAXATION

Tax Consequences of Ownership of Ordinary Shares. In the opinion of Linklaters & Paines, United Kingdom special counsel to the Sponsor, based on the terms of the United Kingdom Trust, Global Target 15 Trust and Global Target 30 Trust as described herein and on certain representations made by special U.S. counsel to the Sponsor, the following summary accurately describes the U.K. tax consequences to certain U.S. Unit holders who beneficially hold Units in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust as capital assets. This summary is based upon current U.S. law, U.K. taxation law and Inland Revenue practice in the U.K., the U.S./U.K. convention relating to income and capital gains (the "Treaty") and the U.S./U.K. convention relating to estate and gift taxes (the "Estate Tax Treaty"). The summary is a general guide only and is subject to any changes in U.K. or U.S. law or the practice relating thereto, and in the Treaty or Estate Tax Treaty occurring after the date of this Prospectus which may affect (including possibly on a retroactive basis) the tax consequences described herein. Accordingly, Unit holders should consult their own tax advisers as to the U.K. tax consequences applicable to their particular circumstances of ownership of the Units in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust.

Taxation of Dividends. Where a U.K. resident individual receives a dividend from a U.K. company (other than a foreign income dividend (see below)), such individual is generally entitled to a tax credit, which may be offset against such individual's U.K. taxes or, in certain circumstances, repaid. Under the Treaty, a U.S. Unit holder who is resident in the U.S. for the purposes of the Treaty may, in appropriate circumstances, be entitled to a repayment of that tax credit, but any such repayment is subject to U.K. withholding tax at the rate of 15% of the sum of the dividend and the credit. The tax credit, before such withholding, is equal to one quarter of the dividend (the "Tax Credit Amount"). Although such a U.S. Unit holder who held shares directly in a company resident in the U.K. for the purposes of the Treaty could generally claim a refund of a portion of the Tax Credit Amount attributable to the dividend (a "Treaty Payment") pursuant to the terms of the Treaty, the ability of such a U.S. Unit holder who holds Units in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust to claim such a Treaty Payment relating to the dividends received on the Equity Securities listed in the FT Index is unclear where dividend payments are made directly to an entity such as the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust. Any claim for such a Treaty Payment would have to be supported by evidence of such U.S. Unit holder's entitlement to the relevant dividend. There is no established procedure for proving such entitlement where the U.K. company pays the dividend to an entity such as the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust unless a specific procedure is negotiated in advance with the U.K. Inland Revenue (see "What is the Federal Tax Status of Unit Holders?"). In the absence of agreeing to such a special procedure, U.S. Unit holders should note that they may not in practice be able to claim a Treaty Payment relating to the dividends received on the Equity Securities listed in the FT Index held in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust from the U.K. Inland Revenue.

A U.K. company may elect to pay a dividend as a foreign income dividend rather than as an ordinary dividend. If a company, the shares of which are held in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust, pays a foreign income dividend, no tax credit will be attributable to such dividend. Accordingly, a U.S. Unit holder would not be entitled to any repayment of a tax credit under the Treaty.

Taxation of Capital Gains. U.S. Unit holders who are not resident nor ordinarily resident for tax purposes in the U.K. will not be liable for U.K. tax on capital gains realized on the disposal of their Units unless such Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the U.K. through a branch or agency or for use by such branch or agency.

U.K. Inheritance Tax. An individual Unit holder who is domiciled in the U.S. for the purposes of the Estate Tax Treaty and who is not a national of the U.K. for the purposes of the Estate Tax Treaty will generally not be subject to U.K. inheritance tax in respect of Units in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust on the individual's death or on a gift or other non-arm's length transfer of such Units during the individual's lifetime provided that any applicable U.S. federal gift or estate tax liability is paid, unless the Units are part of the business property of a permanent establishment of the individual in the U.K. or pertain to a fixed base in the U.K. used by the individual for the performance of independent personal services. Where the Units have been placed in trust by a settlor, the Units will generally not be subject to U.K. inheritance tax if the settlor, at the time of settlement, was domiciled in the U.S. for the purposes of the Estate Tax Treaty and was not a U.K. national, provided that any applicable U.S. federal gift or estate tax liability is paid. In the exceptional case where the Units are subject both to U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for the tax paid in the U.K. to be credited against tax paid in the U.S. or for tax paid in the U.S. to be credited against tax payable in the U.K. based on priority rules set out in that Treaty.

Stamp Tax. In connection with a transfer of Equity Securities listed in the FT Index and held in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust, there is generally imposed a U.K. stamp duty or stamp duty reserve tax payable upon transfer, which tax is usually imposed on the purchaser of such Equity Securities. Upon acquisition of the Equity Securities in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust, such Trust paid such tax. It is anticipated that upon the sale of such Equity Securities such tax will be paid by the purchaser thereof and not by the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust, respectively.

HONG KONG TAXATION

The following summary describes the Hong Kong tax consequences relating to those Equity Securities held by the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust and listed on the Hang Seng Index under existing law to U.S. Unit holders of Units of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust. This discussion is for general purposes only and assumes that such Unit holder is not carrying on a trade, profession or business in Hong Kong and has no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. Unit holders should consult their tax advisers as to the Hong Kong tax consequences of ownership of the Units of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust applicable to their particular circumstances.

Taxation of Dividends. Amounts in respect of dividends paid to Unit holders of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust relating to those Equity Securities listed on the Hang Seng Index are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. A Unit holder of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust (other than a person carrying on a trade, profession or business in Hong Kong) will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of his or her Units.

Hong Kong Estate Duty. Units of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust will not give rise to a liability to Hong Kong estate duty.

Why are Investments in the Trusts Suitable for Retirement Plans?

Units of the Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Equity Securities?

The objective of each of the Trusts is to provide an above-average total return through a combination of capital appreciation and dividend income. While the objectives of the Trusts are the same, each Trust follows a different investment strategy (set forth below) in order to achieve its stated objective.

Domestic Trusts

The Target 5 Trust consists of the five companies with the lowest per share stock price of the ten companies in the Dow Jones Industrial Average ("DJIA") that have the highest dividend yield as of the close of business on the business day prior to the date of Part I of this Prospectus (the "Domestic Stock Selection Date").

The Target 10 Trust consists of the ten common stocks in the DJIA that have the highest dividend yield as of the Domestic Stock Selection Date.

The Target 25 Trust consists of a portfolio of 25 common stocks selected through the following four-step process (the "Target 25 Strategy") from a pre-screened subset of the stocks listed on the New York Stock Exchange as of the close of business two business days prior to the date of Part I of this Prospectus (the "Target 25 Trust Stock Selection Date"). The first step begins by selecting all the dividend-paying stocks listed on the New York Stock Exchange (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow Jones Industrial Average). The second step ranks the stocks from highest to lowest market capitalization, and the 400 highest market cap stocks are selected. The third step then ranks the 400 stocks from highest to lowest dividend yield, and the 75 highest dividend-yielding stocks are chosen. Step four takes these remaining 75 stocks, discards the 50 highest dividend-yielding stocks and the remaining 25 stocks are selected for the portfolio. As a policy matter, the Sponsor has excluded companies which, based on publicly available information as of the Target 25 Trust Stock Selection Date, are acquisition targets.

International Trusts

The United Kingdom Trust consists of the five companies with the lowest per share stock price of the ten companies in the Financial Times Ordinary Share Index ("FT Index") that have the highest dividend yield as of the close of business two business days prior to the date of Part I of this Prospectus (the "Foreign Stock Selection Date").

The Hong Kong Trust consists of the five companies with the lowest per share stock price of the ten companies in the Hang Seng Index that have the highest dividend yield as of the Foreign Stock Selection Date.

The Portfolios of both the Global Target 15 Trust and the Global Target 30 Trust consist of 15 and 30 common stocks, respectively, of companies which are components of the DJIA, the FT Index or the Hang Seng Index, respectively. Specifically, the portfolio of the Global Target 15 Trust consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, FT Index and the Hang Seng Index, respectively, that have the highest dividend yield in the respective index as of the Domestic Stock Selection Date in the case of the DJIA stocks and the Foreign Stock Selection Date in the case of the FT Index stocks and Hang Seng Index stocks. The portfolio of the Global Target 30 Trust consists of common stocks of the ten companies in each of the DJIA, FT Index and the Hang Seng Index, respectively, that have the highest dividend yield in the respective index as of the same business days as those used to establish the Global Target 15 Trust.


Unless a Trust set forth in Part I contains the word "Premier" in its title the Trust will have a maturity of approximately 13 months from the date of Part I of this Prospectus. Trusts which contain the word "Premier" in their title will have a maturity of approximately 19 months from the date of Part I of this Prospectus and may be referred to herein as the "Premier Series" of the Trusts.


The yield for each Equity Security contained in a Domestic Trust or listed on the DJIA was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such Equity Security as of the close of business on the

Domestic Stock Selection Date (the Target 25 Trust Stock Selection Date in the case of the Target 25 Trust). The yield for each Equity Security listed on the FT Index or the Hang Seng Index was calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such Equity Security as of the close of business on the Foreign Stock Selection Date. An investment in a Trust involves the purchase of a quality portfolio of attractive equities with high dividend yields in one convenient purchase. Investing in the stocks with high dividend yields may be effective in achieving a Trust's investment objectives, because regular dividends are common for established companies, and dividends have accounted for a substantial portion of the total return on stocks of each comparative index as a group. Due to the short duration of the Trusts, there is no guarantee that either a Trust's objective will be achieved or that a Trust will provide for capital appreciation in excess of such Trust's expenses.

The publishers of the DJIA, FT Index and the Hang Seng Index are not affiliated with the Sponsor and have not participated in the creation of the Trusts or the selection of the Equity Securities included therein. There is, of course, no guarantee that the objective of the Trusts will be achieved.

In selecting Equity Securities for deposit in the Trusts based upon the criteria set forth above, if, as of the respective Stock Selection Date, changes in the components of an index or the composition of stocks listed on the New York Stock Exchange have been announced, only those companies which will be included in the revised index or New York Stock Exchange will be among those eligible for deposit in the respective Trusts even though certain of such companies may not be included in the index or New York Stock Exchange as of the respective Stock Selection Date. Any changes in the components of any of the respective indices or New York Stock Exchange made after the respective Stock Selection Date, except as noted in the previous sentence, will not cause a change in the identity of the common stocks included in a Trust, including any additional Equity Securities deposited thereafter.

Investors should note that the above criteria were applied to the Equity Securities selected for inclusion in the Trust Portfolios as of the respective Stock Selection Date. Since the Sponsor may deposit additional Equity Securities which were originally selected through this process, the Sponsor may continue to sell Units of the Trusts even though the yields on these Equity Securities may have changed subsequent to the Initial Date of Deposit. These Equity Securities may no longer be included in the respective index or New York Stock Exchange, or may not currently meet a Trust's selection criteria, and therefore, such Equity Securities would no longer be chosen for deposit into the Trusts if the selection process was to be performed again at a later time.

The Dow Jones Industrial Average

The DJIA was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. However, on March 17, 1997 four companies were added to the DJIA replacing Bethlehem Steel Corporation, Texaco, Inc., Westinghouse Electric Corporation and Woolworth Corporation. The companies added to the DJIA were Hewlett-Packard Co., Johnson & Johnson, Travelers Group, Inc. and Wal-Mart Stores Inc. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the DJIA may be changed at any time for any reason. The following is a list of the companies which currently comprise the DJIA.

AT&T Corporation             Hewlett-Packard Co.
Allied Signal                International Business Machines
                             Corporation
Aluminum Company of America  International Paper Company
American Express Company     Johnson & Johnson
Boeing Company               McDonald's Corporation
Caterpillar Inc.             Merck & Company, Inc.
Chevron Corporation          Minnesota Mining & Manufacturing
                             Company
Coca-Cola Company            J.P. Morgan & Company, Inc.
Walt Disney Company          Philip Morris Companies, Inc.
E.I. du Pont de Nemours &    Procter & Gamble Company
Company
Eastman Kodak Company        Sears, Roebuck & Company
Exxon Corporation            Travelers Group, Inc.
General Electric Company     Union Carbide Corporation
General Motors Corporation   United Technologies Corporation
Goodyear Tire & Rubber       Wal-Mart Stores, Inc.
Company

The Financial Times Industrial Ordinary Share Index

The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Ordinary Index is calculated by FTSE International Ltd ("FTSE"). All copyright in the Index Constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason. The following stocks are currently represented in the FT Index:

ASDA Group              Granada Group Plc
Allied Domecq Plc       Grand Metropolitan Plc
BG Plc                  Guest Keen & Nettlefolds (GKN) Plc
BOC Group               Guinness Plc
BTR Plc                 Imperial Chemical Industries Plc
Blue Circle Industries  Lloyds TSB Group Plc
Plc
Boots Company Plc       Lucas Varity Plc
British Airways Plc     Marks & Spencer Plc
British Petroleum Plc   National Westminster Bank
British                 Peninsular & Oriental Steam
Telecommunications Plc  Navigation Company
Cadbury Schweppes Plc   Reuters Holdings
Courtaulds Plc          Royal & Sun Alliance Insurance Group
EMI Group Plc           SmithKline Beecham
General Electric        Tate & Lyle Plc
Company Plc
Glaxo Wellcome Plc      Vodafone Plc

The Hang Seng Index

The Hang Seng Index was first published in 1969 and presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange. The Hang Seng Index is comprised of the following companies:

Amoy Properties Ltd.           Hong Kong Electric Holdings Ltd.
Bank of East Asia              Hong Kong & Shanghai Hotels,
                               Limited
Cathay Pacific Airways         Hong Kong Telecommunications Ltd.
Cheung Kong                    Hopewell Holdings
Cheung Kong Infrastructure     Hutchison Whampoa
Holdings Ltd.
China Light & Power            Hysan Development Company Ltd.
China Resources Enterprise Ltd.New World Development Co. Ltd.
Citic Pacific                  Shangri-La Asia Ltd.
First Pacific Company Ltd.     Shun Tak Holdings Ltd.
Great Eagle Holdings           Sino Land Co. Ltd.
Guangdong Investment           South China Morning Post
                               (Holdings) Ltd.
HSBC Holdings Plc              Sun Hung Kai Properties Ltd.
Hang Lung Development Company  Swire Pacific (A)
Hang Seng Bank                 Television Broadcasts
Henderson Investment Ltd.      Wharf Holdings
Henderson Land Development     Wheelock & Co.
Co. Ltd.
Hong Kong and China Gas

Neither the publishers of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), DJIA, FT Index nor the Hang Seng Index have granted the Trusts or the Sponsor a license to use their respective Index. Units of the Trusts are not designed so that prices will parallel or correlate with movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, DJIA, FT Index and the Hang Seng Index have not participated in any way in the creation of the Trusts or in the selection of stocks in the Trusts and have not approved any information related thereto.

What are Some Additional Considerations for Investors?


The Trusts consist of different issues of Equity Securities, all of which are listed on a securities exchange. Because Premier Series of the Trusts have a maturity of approximately 19 months, the Equity Securities selected by the applicable strategy will be held for a longer period of time than the other Trusts which have a maturity of approximately 13 months. In addition, each of the companies whose Equity Securities are included in a portfolio are actively-traded, well-established corporations.


A Trust consists of such of the Equity Securities listed under "Schedule of Investments" appearing in Part I of this Prospectus as may continue to be held from time to time in such Trust and any additional Equity Securities acquired and held by such Trust pursuant to the provisions of the Trust Agreement, together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Equity Securities. However, should any contract for the purchase of any of the Equity Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in a Trust to cover such purchase are reinvested in substitute Equity Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unit holders on the next distribution date.

Risk Factors. The Equity Securities selected for the Trusts generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or the New York Stock Exchange. The Equity Securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the Equity Securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the Equity Securities will be maintained or that share prices will not decline further during the life of the Trusts, or that the Equity Securities will continue to be included in the respective indices or the New York Stock Exchange.

Certain or all of the Equity Securities in the Target 25 Trust may be small-cap company stocks. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Equity Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Although the Portfolios are not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may elect to keep or sell any securities or other property acquired in exchange for Equity Securities, such as those acquired in connection with a merger or other transaction. See "How May Equity Securities be Removed from a Trust?" Equity Securities, however, will not be sold by a Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the Equity Securities no longer meet the criteria by which they were selected for a Trust.

Whether or not the Equity Securities are listed on a securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, a Trust may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Equity Securities are limited or absent.

An investment in Units in a Trust should be made with an understanding of the risks which an investment in common stocks entails. In general, the value of your investment will decline if the financial condition of the issuers of the common stocks becomes impaired or if the general condition of the relevant stock market worsens. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities.

Unit holders will be unable to dispose of any of the Equity Securities in a Portfolio, as such, and will not be able to vote the Equity
Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.


Investors should be aware of certain other considerations before making a decision to invest in a Trust. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus, the value of the Equity Securities will fluctuate over the life of a Trust and may be more or less than the price at which they were deposited in such Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Sponsor's purchase and sale of the Equity Securities (especially during the primary offering period of Units of a Trust and during the Special Redemption and Liquidation Period) and other factors. In addition, only Unit holders of Premier Series of the Trusts who hold their Units for more than 18 months will benefit from the reduced capital gains tax rate of 20%. Provided Units are held for at least a year, other Unit holders will be subject to the maximum capital gains tax rate of 28%.


The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Equity Security. In the event of a notice that any Equity Security will not be delivered ("Failed Contract Obligations") to a Trust, the Sponsor is authorized under the Indenture to direct the Trustee to acquire other Equity Securities ("Replacement Securities"). Any Replacement Security will be identical to those which were the subject of the failed contract. The Replacement Securities must be purchased within 20 days after delivery of the notice of a failed contract, and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Contract Obligations.

If the right of limited substitution described in the preceding paragraph is not utilized to acquire Replacement Securities in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Contract Obligations to all Unit holders of a Trust, and the Trustee will distribute the principal attributable to such Failed Contract Obligations not more than 120 days after the date on which the Trustee received a notice from the Sponsor that a Replacement Security would not be deposited in such Trust. In addition, Unit holders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds would have earned for Unit holders of a Trust.

The Indenture also authorizes the Sponsor to increase the size of a Trust and the number of Units thereof by the deposit of additional Equity Securities, or cash (including a letter of credit) with instructions to purchase additional Equity Securities, in such Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, existing and new investors could experience a dilution of their investments and a reduction in anticipated income because of fluctuations in the prices of the Equity Securities between the time of the cash deposit and the actual purchase of the Equity Securities and because the Trust will pay the brokerage fees associated therewith.

Once all of the Equity Securities in a Trust are acquired, the Trustee will have no power to vary the investments of such Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Equity Securities only under limited circumstances. See "How May Equity Securities be Removed from a Trust?"

To the best of the Sponsor's knowledge, there is no litigation pending as of the Initial Date of Deposit with respect to any Equity Security which might reasonably be expected to have a material adverse effect on the Trusts. At any time after the Initial Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Equity Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trusts.

Legislation. From time to time Congress considers proposals to reduce the rate of the dividends-received deductions. Enactment into law of a proposal to reduce the rate would adversely affect the after-tax return to investors who can take advantage of the deduction. Unit holders are urged to consult their own tax advisers. Further, at any time after the Initial Date of Deposit, legislation may be enacted that could negatively affect the Equity Securities in the Trusts or the issuers of the Equity Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum industry, may have a negative impact on certain companies represented in the Trusts. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trusts or will not impair the ability of the issuers of the Equity Securities to achieve their business goals.

Foreign Issuers. Since certain or all of the Equity Securities included in the International Trusts consist of common stocks of foreign issuers, an investment in such Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or governmental restrictions which might adversely affect the payment or receipt of dividends on the relevant Equity Securities, the possibility that the financial condition of the issuers of the Equity Securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the foreign issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of foreign currency devaluations and fluctuations on the value of the common stocks and dividends of foreign issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities in the International Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the foreign Equity Securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the foreign Equity Securities and may impair the ability of such Trusts to satisfy their obligation to redeem Units or could cause delays or increase the costs associated with the purchase and sale of the foreign Equity Securities and correspondingly affect the price of the Units.

The purchase and sale of the foreign Equity Securities will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the International Trusts will encounter obstacles in acquiring or disposing of the foreign Equity Securities, investors should be aware that in certain situations it may not be possible to purchase or sell a foreign Equity Security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the foreign Equity Securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise.

The information provided below details certain important factors which impact the economies of both the United Kingdom and Hong Kong. This information has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of the United Kingdom and Hong Kong and the value of the Equity Securities held by an International Trust.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The United Kingdom experienced a recovery of output in 1993-1994 accompanied by falling rates of inflation despite expectations to the contrary. Quarterly changes in real gross domestic product ("GDP") in the United Kingdom grew moderately during 1994 and 1995 with an approximate .5% increase in the last quarter of 1995 over the previous quarter. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU"), formerly known as the European Economic Community (the "EEC"). The EU was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. The EU has the potential to become a powerful trade bloc with a population of over 350 million people and an annual gross national product of more than $4 trillion. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the Equity Securities in the United Kingdom Trust, Global Target 15 Trust or Global Target 30 Trust impossible to predict. Volatility in oil prices could slow economic development throughout Western Europe. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes would affect the currency exchange rate between the U.S. dollar and the British pound sterling.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the ten year period between 1983 and 1993, real gross domestic product increased at an average annual rate of approximately 6%.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Trusts and the value of the Units.

China currently enjoys a most favored nation status ("MFN Status") with the United States. MFN Status is subject to annual review by the President of the United States and approval by Congress. As a result of Hong Kong's reversion to Chinese control, U.S. lawmakers have suggested that they may review China's MFN status on a more frequent basis. Revocation of the MFN Status would have a severe effect on China's trade and thus could have a materially adverse effect on the value of the Hong Kong Trust, Global Target 15 Trust and Global Target 30 Trust. The performance of certain companies listed on the Hong Kong Stock Exchange is linked to the economic climate of China. For example, between 1985 and 1990, Hong Kong businesses invested $20 billion in the nearby Chinese province of Guangdong to take advantage of the lower property and labor costs than were available in Hong Kong. Recently, however, high economic growth in this area (industrial production grew at an annual rate of about 20% in 1991, 24% in 1992, and 36.5% in 1993) has been associated with rising inflation and concerns about the devaluation of the Chinese currency. Any downturn in economic growth or increase in the rate of inflation in China could have a materially adverse effect on the value of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. The Hang Seng Index is subject to change, and delisting of any issues may have an adverse impact on the performance of the Hong Kong Trust, Global Target 15 Trust or Global Target 30 Trust, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Trusts from purchasing additional Equity Securities. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The International Trusts are comprised either totally or substantially of Equity Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolios (and hence of the Units) and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following table sets forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                         Foreign Exchange Rates

            Range of Fluctuations in Foreign Currencies

                             United Kingdom
Annual                       Pound Sterling/                        Hong Kong/
Period                       U.S. Dollar                            U.S. Dollar
______                       ______________                         ___________
1983                         0.616-0.707                            6.480-8.700
1984                         0.670-0.864                            7.774-8.050
1985                         0.672-0.951                            7.729-7.990
1986                         0.643-0.726                            7.768-7.819
1987                         0.530-0.680                            7.751-7.822
1988                         0.525-0.601                            7.764-7.912
1989                         0.548-0.661                            7.775-7.817
1990                         0.504-0.627                            7.740-7.817
1991                         0.499-0.624                            7.716-7.803
1992                         0.499-0.667                            7.697-7.781
1993                         0.630-0.705                            7.722-7.766
1994                         0.610-0.684                            7.723-7.750
1995                         0.610-0.653                            7.726-7.763
1996                         0.614-0.665                            7.732-7.742

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the International Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the International Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

                             PUBLIC OFFERING

How is the Public Offering Price Determined?


Units are offered at the Public Offering Price, which is based on the aggregate underlying U.S. dollar value of the Equity Securities in a Trust, plus or minus cash, if any, in the Income and Capital Accounts of such Trust, plus an initial sales charge with respect to each Trust equal to the difference between the maximum sales charge for each Trust (as set forth in Part I of this Prospectus) and the maximum remaining deferred sales charge (initially $.1750 per Unit for each Trust with a maturity of approximately 13 months and $.2500 per Unit for Premier Series of the Trusts) divided by the amount of Units of such Trust outstanding. A deferred sales charge of $.0175 ($.0250 for Premier Series of the Trusts) will also be assessed per Unit per month on the dates set forth under "Public Offering Price" in Part I. Units purchased subsequent to the initial deferred sales charge payment will be subject to the initial sales charge and the remaining deferred sales charge payments. For each Trust, the deferred sales charge will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of Equity Securities.


During the initial offering period, the Sponsor's Repurchase Price is based on the aggregate underlying U.S. dollar value of the Equity Securities in a Trust, plus or minus cash, if any, in the Income and Capital Accounts of such Trust divided by the number of Units of such Trust outstanding.


The minimum purchase of each Trust is $1,000, except for Rollover Unit holders who are not subject to a minimum purchase amount. The applicable sales charge for each Trust with a maturity of approximately 13 months for primary market sales is reduced by a discount as indicated below for volume purchases as a percentage of the Public Offering Price (except for sales made pursuant to a "wrap fee account" or similar arrangements as set forth below):


Dollar Amount of                                                             Maximum
Transaction at                                                               Sales               Net Dealer
Public Offering Price*                               Discount                Charge              Concession
_____________________                                ________                _______             __________
$50,000 but less than $100,000                       0.25%                   2.50%               1.90%
$100,000 but less than $150,000                      0.50%                   2.25%               1.65%
$150,000 but less than $500,000                      0.85%                   1.90%               1.30%
$500,000 but less than $1,000,000                    1.00%                   1.75%               1.15%
$1,000,000 or more                                   1.75%                   1.00%               0.50%

[FN]
*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.


The applicable sales charge for each Premier Series of the Trusts for primary market sales is reduced by a discount as indicated below for volume purchase as a percentage of the Public Offering Price (except for sales made pursuant to a "wrap fee account" or similar arrangements as set forth below):


Dollar Amount of                                                             Maximum
Transaction at                                                               Sales               Net Dealer
Public Offering Price*                               Discount                Charge              Concession
_____________________                                ________                _______             __________
$50,000 but less than $100,000                       0.25%                   3.25%               2.45%
$100,000 but less than $150,000                      0.50%                   3.00%               2.20%
$150,000 but less than $500,000                      0.85%                   2.65%               1.85%
$500,000 but less than $1,000,000                    1.00%                   2.50%               1.70%
$1,000,000 or more                                   2.00%                   1.50%               0.80%

*The breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.


Any such reduced sales charge shall be the responsibility of the selling dealer. An investor may aggregate purchases of Units of the Trusts contained in this Prospectus and other trusts sponsored by Nike

Securities L.P. which are currently in the initial offering period and which have substantially the same sales load and years to maturity as the Trusts for purposes of qualifying for volume purchase discounts listed above. The sales charge reduction for quantity purchases will not apply to Rollover Unit holders. Rollover Unit holders of prior series of the Trusts may purchase Units of the Trusts subject to the maximum deferred sales charge on such Units (1.00% (1.50% for Premier Series of the Trusts) for rollover purchases of $1,000,000 or more), deferred as set forth above. All Units of the Trusts will be subject to the applicable deferred sales charge per Unit (depending on the length of maturity of the Trust) regardless of volume purchase discounts. Investors who, as a result of volume purchase discounts, are eligible to purchase Units subject to a Maximum Sales Charge of less than the applicable maximum deferred sales charge amount will be credited the difference between this Maximum Sales Charge and the deferred sales charge at the time of purchase. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, Unit holders of other unit investment trusts having a similar strategy as the Trusts may utilize their termination proceeds to purchase Units of the Trusts, subject to a deferred sales charge of $.0175 per Unit per month ($.0250 Per Unit per month in the case of Premier Series of the Trusts) to be collected on each of the remaining deferred sales charge payment dates as provided herein. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor, related companies of the Sponsor, dealers and their affiliates and vendors providing services to the Sponsor will be able to purchase Units at the Public Offering Price, less the applicable dealer concession.


Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the primary or secondary market at the Public Offering Price, less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering-How are Units Distributed?"

Had the Units of the Trusts been available for sale on the business day prior to the Initial Date of Deposit, the Public Offering Price would have been as indicated in "Summary of Essential Information" appearing in Part I of this Prospectus. The Public Offering Price of Units on the date of the prospectus or during the initial offering period may vary from the amount stated under "Summary of Essential Information" in accordance with fluctuations in the local currency prices of the underlying Equity Securities, changes in relevant currency exchange rates and changes in applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading. During the initial offering period, the aggregate value of the Units of a Trust shall be determined on the basis of the aggregate underlying U.S. dollar value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of such Trust. The aggregate underlying value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing ask prices. If the Equity Securities are not so listed or, if so listed and the principal market therefor is other than on the exchange, the evaluation shall generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current ask prices are unavailable, the evaluation is generally determined (a) on the basis of current ask prices for comparable securities, (b) by appraising the U.S. dollar value of the Equity Securities on the ask side of the market or
(c) by any combination of the above. The aggregate U.S. dollar value of the Equity Securities during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

The Evaluator on each business day will appraise or cause to be appraised the value of the underlying Equity Securities in a Trust as of the Evaluation Time and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day which is not a business day, will be held until the next determination of price. The term "business day," as used herein and under "How May Units be Redeemed?", shall exclude Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange, Inc.: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

After the completion of the initial offering period, the secondary market Public Offering Price will be equal to the aggregate underlying U.S. dollar value of the Equity Securities therein, plus or minus cash, if any, in the Income and Capital Accounts of a Trust plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

During the initial offering period, Units issued on the Initial Date of Deposit, additional Units created on subsequent Date(s) of Deposit, and Units reacquired by the Sponsor and resold during the initial offering period, will be sold at the current Public Offering Price. Upon the termination of the initial offering period, unsold Units created or Units reacquired during the initial offering period and Units reacquired in the secondary market (see "Will There be a Secondary Market?") may be offered by this prospectus at the secondary market Public Offering Price.


It is the intention of the Sponsor to qualify Units of the Trusts for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 2.10% (2.65% in the case of Premier Series of the Trusts) of the Public Offering
Price for primary and secondary market sales. Dealers and others will receive a concession or agency commission of $0.11 per Unit ($0.165 per Unit for Premier Series of the Trust) on purchases by Rollover Unit holders. In addition, dealers and others will receive a maximum concession of up to $0.10 per Unit ($0.155 per Unit for Premier Series of the Trusts) on purchases of Units resulting from the automatic reinvestment of income or capital distributions into additional Units. Such concession will vary based upon the month of a Trust's Initial Date of Deposit. Notwithstanding the foregoing, dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts set forth below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:


Total Sales per Trust                                          Additional Concession*
_____________________                                          ______________________
$7,500,000 but less than $15,000,000                           0.025%
$15,000,000 but less than $25,000,000                          0.050%
$25,000,000 but less than $40,000,000                          0.150%
$40,000,000 but less than $50,000,000                          0.200%
$50,000,000 but less than $75,000,000                          0.275%
$75,000,000 but less than $100,000,000                         0.300%
$100,000,000 or more                                           0.350%

[FN]
*Additional Concession does not include volume discount purchases.

However, resales of Units of the Trusts by such dealers and others to the public will be made at the Public Offering Price described in the prospectus. The dealer concessions set forth above are not available for sales of Units at a discount as described in "How is the Public Offering Price Determined?"; for such sales, the dealer concessions are those described in the applicable table under the caption "Net Dealer Concession." In determining the Total Sales per Trust set forth in the above table, any Target 5 Trust Units sold will be aggregated with sales of the currently available Target 5 Advisory Trust and any Target 10 Trust Units sold will be aggregated with sales of the currently available Target 10 Advisory Trust. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. In the event the Sponsor reacquires, or the Trustee redeems, Units from brokers, dealers and others while a market is being maintained for such Units, such entities agree to repay immediately to the Sponsor any such concession or agency commission relating to such reacquired Units. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated above. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law. The Sponsor expects to recoup the foregoing payments from the deferred sales charge payments related to such Trusts.

From time to time the Sponsor may implement programs under which dealers of a Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time, pursuant to objective criteria established by the Sponsor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unit holders pay for their Units or the amount that a Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns of a Trust and returns over specified periods of other similar trusts sponsored by Nike Securities L.P. or investment strategies utilized by a Trust (which may show performance net of expenses and charges which such Trust would have charged) with returns on other taxable investments such as the common stocks comprising the DJIA, S&P 500, the S&P Industrial Index, other investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of each Trust are described more fully elsewhere in this Prospectus.

Advertisements and other sales material for the Trusts may also show the total returns (price changes plus dividends received, divided by the maximum public offering price) of each completed prior series and the total and average annualized return of all series in the same quarterly cycle, assuming the holder rolled over at the termination of each prior series. These returns will reflect all applicable sales charges and expenses.

Trust performance may be compared to performance on a total return basis of the DJIA, the S&P 500 Composite Stock Price Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

What are the Sponsor's Profits?

The Sponsor of the Trusts will receive a gross sales commission equal to the maximum sales charge per Unit for each Trust as set forth in Part I of this Prospectus, less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" In addition, the Sponsor may be considered to have realized a profit or to have sustained a loss, as the case may be, in the amount of any difference between the cost of the Equity Securities to a Trust (which is based on the Evaluator's determination of the aggregate offering price of the underlying Equity Securities of such Trust on the Initial Date of Deposit as well as on subsequent deposits) and the cost of such Equity Securities to the Sponsor. See Note (2) of "Schedule of Investments" appearing in Part I of this Prospectus. During the initial offering period, the dealers and others also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the Public Offering Price received by such dealers and others upon the sale of Units.

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a maximum sales charge for each Trust as set forth in Part I of this Prospectus) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor. The Sponsor may also realize profits or sustain losses in connection with the creation of additional Units for the Distribution Reinvestment Option.

Will There be a Secondary Market?

After the initial offering period, although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate underlying value of the Equity Securities in a Trust plus or minus cash, if any, in the Income and Capital Accounts of such Trust. The aggregate underlying value of the Equity Securities is computed on the basis of the bid side value of the relevant currency exchange rate (offer side during the initial offering period) expressed in U.S. dollars. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Units subject to a deferred sales charge which are sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable or may be redeemed by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of their respective Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income received with respect to any of the Equity Securities in a Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" in Part I of this Prospectus. Persons who purchase Units will commence receiving distributions only after such person becomes a Record Owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. Proceeds received on the sale of any Equity Securities in a Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay expenses, will, however, be distributed on the last day of each month to Unit holders of record on the fifteenth day of each month if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). Notwithstanding, distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution, and in certain circumstances, earlier. See "What is the Federal Tax Status of Unit Holders?"

It is anticipated that the deferred sales charge will be collected from the Capital Account of a Trust and that amounts in the Capital Account will be sufficient to cover the cost of the deferred sales charge. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Equity Securities may be sold to meet such shortfall. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account designated by the Sponsor for purposes of satisfying Unit holders' deferred sales charge obligations.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after a Trust is terminated, each Unit holder who is not a Rollover Unit holder will, upon surrender of his Units for redemption, receive (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless, in the case of a Domestic

Trust, he or she elects an In-Kind Distribution as described under "How May the Indenture be Amended or Terminated?" and (ii) a pro rata share of any other assets of such Trust, less expenses of such Trust.

The Trustee will credit to the Income Account of a Trust any dividends received on the Equity Securities therein. All other receipts (e.g., return of capital, etc.) are credited to the Capital Account of a Trust. Dividends received with respect to the foreign Equity Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of such Trust.

Distribution Reinvestment Option. Any Unit holder may elect to have each distribution of income or capital on his Units, other than the final liquidating distribution in connection with the termination of a Trust, automatically reinvested in additional Units of such Trust. Each person who purchases Units of a Trust may elect to become a participant in the Distribution Reinvestment Option by notifying the Trustee of their election. The Distribution Reinvestment Option may not be available in all states. In order to enable a Unit holder to participate in the Distribution Reinvestment Option with respect to a particular distribution on his Units, the card must be received by the Trustee within 10 days prior to the Record Date for such distribution. Each subsequent distribution of income or capital on the participant's Units will be automatically applied by the Trustee to purchase additional Units of a Trust. The remaining deferred sales charge payments will be assessed on Units acquired pursuant to the Distributions Reinvestment Option. IT SHOULD BE REMEMBERED THAT EVEN IF DISTRIBUTIONS ARE REINVESTED, THEY ARE STILL TREATED AS DISTRIBUTIONS FOR INCOME TAX PURPOSES.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of a Trust the following information in reasonable detail: (1) a summary of transactions in such Trust for such year; (2) any Equity Securities sold during the year and the Equity Securities held at the end of such year by such Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled. Units tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption.

Any Unit holder tendering 2,500 Units or more of a Domestic Trust for redemption may request by written notice submitted at the time of tender from the Trustee, in lieu of a cash redemption, a distribution of shares of Equity Securities in an amount and value of Equity Securities per Unit equal to the Redemption Price Per Unit, as determined as of the evaluation next following tender. To the extent possible, in-kind distributions ("In-Kind Distributions") shall be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unit holder's bank or broker/dealer at the Depository Trust Company. An In-Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unit holder will receive his pro rata number of whole shares of each of the Equity Securities comprising a portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unit holder is entitled. The Trustee may adjust the number of shares of any issue of Equity Securities included in a Unit holder's In-Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Equity Securities on the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unit holder, the Trustee may sell Equity Securities in the manner described above.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account of a Trust.

The Trustee is empowered to sell Equity Securities of a Trust in order to make funds available for redemption. To the extent that Equity Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Equity Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The Redemption Price per Unit during the secondary market will be determined on the basis of the aggregate underlying value of the Equity Securities in a Trust plus or minus cash, if any, in the Income and Capital Accounts of such Trust (net of applicable liquidation costs for foreign Equity Securities, if any). The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in a Trust other than cash deposited in the Trust to purchase Equity Securities not applied to the purchase of such Equity Securities; (2) the aggregate value of the Equity Securities (including "when issued" contracts, if any) held in such Trust, as determined by the Evaluator on the basis of the aggregate underlying value of the Equity Securities in such Trust next computed; and (3) dividends receivable on the Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of such Trust; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of such Trust, including but not limited to fees and expenses of the Trustee (including legal fees), the Evaluator and supervisory fees, if any; (4) cash held for distribution to Unit holders of record of such Trust as of the business day prior to the evaluation being made; and (5) other liabilities incurred by such Trust; and finally dividing the results of such computation by the number of Units of such Trust outstanding as of the date thereof. The redemption price per Unit will be assessed the amount, if any, of the remaining deferred sales charge at the time of redemption.

The aggregate value of the Equity Securities for purposes of the Redemption Price during the secondary market and the Secondary Market Public Offering Price will be determined in the following manner: if the Equity Securities are listed on a securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on a securities exchange, the evaluation shall generally be based on the current bid prices on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above. The value of the Equity Securities is converted to their U.S. dollar equivalent by computing the aggregate value on the basis of the bid side value of the relevant currency exchange as of the Evaluation Time and when determining the Redemption Price during the secondary market includes the applicable liquidation costs associated with the sale of foreign Equity Securities.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Special Redemption, Liquidation and Investment in a New Trust


It is expected that a special redemption and liquidation will be made of all Units of the Trusts held by any Unit holder (a "Rollover Unit holder") who affirmatively notifies the Trustee in writing that he or she desires to participate as a Rollover Unit holder by the appropriate Rollover Notification Date specified in the "Summary of Essential Information" appearing in Part I of this Prospectus. The Sponsor intends to create a separate series of trusts (the "New Trusts") in conjunction with the termination of the Trusts. Premier Series of the Trusts will terminate approximately 19 months after the date of Part I of this Prospectus. All other Trusts will terminate approximately 13 months after the date of Part I of this Prospectus.


All Units of Rollover Unit holders will be redeemed In-Kind during the appropriate Special Redemption and Liquidation Period and the underlying Equity Securities will be distributed to the Distribution Agent on behalf of the Rollover Unit holders. During the appropriate Special Redemption and Liquidation Period (as set forth in "Summary of Essential Information" in Part I), the Distribution Agent will be required to sell all of the underlying Equity Securities on behalf of Rollover Unit holders. The sales proceeds will be net of brokerage fees, governmental charges or any expenses involved in the sales.

The Distribution Agent may engage the Sponsor, as its agent, or other brokers to sell the distributed Equity Securities. The Equity Securities will be sold as quickly as is practicable during the appropriate Special Redemption and Liquidation Period. The Sponsor does not anticipate that the period will be longer than one or two days, given that the Equity Securities are usually highly liquid. The liquidity of any Equity Security depends on the daily trading volume of the Equity Security and the amount that the Sponsor has available for sale on any particular day.

Pursuant to an exemptive order from the Securities and Exchange Commission, with the exception of the Target 25 Trust, each terminating Trust (and the Distribution Agent on behalf of Final Rollover Unit holders) may sell Equity Securities to the New Trusts if those Equity Securities continue to meet the individual Trust's strategy as set forth under "What is The First Trust Special Situations Trust?" The exemption will enable each Trust to eliminate commission costs on these transactions. The price for those Equity Securities will be the closing sale price on the sale date on the exchange where the Equity Securities are principally traded, as certified by the Sponsor and confirmed by the Trustee of each Trust.


The Rollover Unit holders' proceeds will be invested in a New Trust or a trust with a similar investment strategy (as selected by the Unit holder), if then registered and being offered. The proceeds of redemption will be used to buy New Trust units as the proceeds become available. Any Rollover Unit holder may thus be redeemed out of a Trust and become a holder of an entirely different trust, a New Trust, with a different portfolio of Equity Securities. In accordance with the Rollover Unit holders' offer to purchase the New Trust units, the proceeds of the sales (and any other cash distributed upon redemption) will be invested in a New Trust, at the public offering price, including the applicable maximum sales charge per Unit (which for Rollover Unit holders is currently expected to be $.175 per unit for the New Series of a Trust ($.250 per Unit for Premier Series of a Trust), all of which will be deferred as provided herein).

The Sponsor intends to create New Trust units as quickly as possible, depending upon the availability and reasonably favorable prices of the Equity Securities included in a New Trust portfolio, and it is intended that Rollover Unit holders will be given first priority to purchase the New Trust units. Rollover Unit holders may also elect to have their proceeds invested in a trust with a similar investment strategy, if such trust is then registered in the Unit holder's state of residence and being offered. There can be no assurance, however, as to the exact timing of the creation of the New Trust units or the aggregate number of New Trust units which the Sponsor will create. The Sponsor may, in its sole discretion, stop creating new units (whether permanently or temporarily) at any time it chooses, regardless of whether all proceeds of the Special Redemption and Liquidation have been invested on behalf of Rollover Unit holders. Cash which has not been invested on behalf of the Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. However, since the Sponsor can create units, the Sponsor anticipates that sufficient units can be created, although moneys in a New Trust may not be fully invested on the next business day.

The process of redemption, liquidation, and investment in a New Trust is intended to allow for the fact that the portfolios selected by the Sponsor are chosen on the basis of growth and income potential only for a limited time period, at which point a new portfolio is chosen. It is contemplated that a similar process of redemption, liquidation and investment in a New Trust will be available as each Trust terminates.


It should also be noted that Rollover Unit holders may realize taxable capital gains on the Special Redemption and Liquidation but, in certain unlikely circumstances, will not be entitled to a deduction for certain capital losses and, due to the procedures for investing in a New Trust, no cash would be distributed at that time to pay any taxes. Included in the cash for the Special Redemption and Liquidation will be an amount of cash attributable to a semi-annual distribution of dividend income; accordingly, Rollover Unit holders also will not have cash from this source distributed to pay any taxes. Investors should also note that on August 5, 1997, legislation was enacted that reduces the maximum stated marginal tax rate for certain capital gains for investments held for more than 18 months to 20% (10% in the case of certain taxpayers in the lowest tax bracket). Rollover Unit holders holding Units of the Premier Series of the Trusts would qualify for such treatment. Rollover Unit holders holding Units of Trusts with a maturity of approximately 13 months would be subject to a maximum stated marginal tax rate of 28%. See "Summary of Essential Information" in Part One of this Prospectus for information regarding the Trust's mandatory termination date. See "What is the Federal Tax Status of Unit holders?"


In addition, during this period a Unit holder will be at risk to the extent that Equity Securities are not sold and will not have the benefit of any stock appreciation to the extent that moneys have not been invested; for this reason, the Sponsor will be inclined to sell and purchase the Equity Securities in as short a period as they can without materially adversely affecting the price of the Equity Securities.

Unit holders who do not inform the Distribution Agent that they wish to have their Units so redeemed and liquidated ("Remaining Unit holders") will not realize capital gains or losses due to a Special Redemption and Liquidation, and will not be charged any additional sales charge.

The Sponsor may for any reason, in its sole discretion, decide not to sponsor the New Trusts or any subsequent series of the Trusts, without penalty or incurring liability to any Unit holder. If the Sponsor so decides, the Sponsor shall notify the Unit holders before a Special Redemption and Liquidation. All Unit holders will then be remaining Unit holders, with rights to ordinary redemption as before. See "How May Units be Redeemed?" The Sponsor may modify the terms of the New Trusts or any subsequent series of the Trusts. The Sponsor may also modify, suspend or terminate the Rollover Option upon notice to the Unit holders of such amendment at least 60 days prior to the effective date of such amendment.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Equity Securities be Removed from a Trust?

The portfolios of the Trusts are not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to a Trust. Except as stated under "Portfolio-What are Some Additional Considerations for Investors?" for Failed Obligations, the acquisition by a Trust of any securities or other property other than the Equity Securities is prohibited. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in a Trust and either sold by the Trustee or held in a Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Equity Securities by the Trustee are credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemptions. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Equity Securities from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may also sell Equity Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute the Trusts' portfolio transactions.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor
Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1996, the total partners' capital of Nike Securities L.P.
was $9,005,203 (audited). (This paragraph relates only to the Sponsor and not to the Trusts or to any series thereof or to any other dealer.
The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Equity Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Equity Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Equity Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that a Trust shall terminate upon the Mandatory Termination Date indicated herein under "Summary of Essential
Information" in Part I of this Prospectus. Each Trust may be liquidated at any time by consent of 100% of the Unit holders of a Trust or by the Trustee when the value of the Equity Securities owned by such Trust as shown by any evaluation, is less than the lower of $2,000,000 or 20% of the total value of Equity Securities deposited in such Trust during the primary offering period, or in the event that Units of such Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units of such Trust by underwriters, the Sponsor will refund to each purchaser of Units of such Trust the entire sales charge paid by such purchaser; however, liquidation of a Trust in other circumstances will result in all remaining unpaid deferred sales charges being deducted from termination proceeds paid to Unit holders. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Capital Distributed?" Also, because of the Special Redemption and Liquidation in a New Trust, there is a possibility that a Trust may be reduced below the Discretionary Liquidation Amount and that a Trust could therefore be terminated at that time before the Mandatory Termination Date of the Fund.

Commencing on the Mandatory Termination Date, Equity Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of a Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his address appearing on the registration books of such Trust maintained by the Trustee. Not less than 30 days prior to the Mandatory Termination Date of the Domestic Trusts the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges), if such Unit holder owns at least 2,500 Units of a Domestic Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Mandatory Termination Date of a Domestic Trust. A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares. Unit holders not electing a distribution of shares of Equity Securities and who do not elect the Rollover Option will receive a cash distribution from the sale of the remaining Equity Securities within a reasonable time after a Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Equity Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unit holder his pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statements of net assets, including the schedules of investments, of the Trusts at the opening of business on the Initial Date of Deposit appearing in Part I of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing in Part I of this Prospectus and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Supplemental Information

Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about this Series, which has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The supplemental information includes more specific risk information concerning the Trusts.

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CONTENTS:

The First Trust Special Situations Trust Series:
    What is The First Trust Special Situations Trust?     1
    What are the Expenses and Charges?                    2
    What is the Federal Tax Status of Unit Holders?       3
        United Kingdom Taxation                           8
        Hong Kong Taxation                                9
    Why are Investments in the Trusts Suitable for
        Retirement Plans?                                 9
Portfolio:
    What are Equity Securities?                          10
        Domestic Trusts                                  10
        International Trusts                             10
    The Dow Jones Industrial Average                     11
    The Financial Times Industrial Ordinary Share
        Index                                            12
    The Hang Seng Index                                  12
    What are Some Additional Considerations
        for Investors?                                   13
        Risk Factors                                     13
            Legislation                                  15
            Foreign Issuers                              15
            United Kingdom                               16
            Hong Kong                                    16
            Exchange Rate                                17
Public Offering:
    How is the Public Offering Price Determined?         19
    How are Units Distributed?                           21
    What are the Sponsor's Profits?                      23
    Will There be a Secondary Market?                    23
Rights of Unit Holders:
    How is Evidence of Ownership Issued and
        Transferred?                                     23
    How are Income and Capital Distributed?              24
    What Reports will Unit Holders Receive?              25
    How May Units be Redeemed?                           25
    Special Redemption, Liquidation and
        Investment in a New Trust                        27
    How May Units be Purchased by the Sponsor?           28
    How May Equity Securities be Removed
        from a Trust?                                    29
Information as to Sponsor, Trustee and Evaluator:
    Who is the Sponsor?                                  29
    Who is the Trustee?                                  30
    Limitations on Liabilities of Sponsor and Trustee    30
    Who is the Evaluator?                                31
Other Information:
    How May the Indenture be Amended
        or Terminated?                                   31
    Legal Opinions                                       32
    Experts                                              32
    Supplemental Information                             32

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                    FIRST TRUST (registered trademark)

                          TARGET TRUST SERIES

                               Prospectus
                                Part II

                          Nike Securities L.P.
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                 Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                       THIS PART TWO MUST BE
                      ACCOMPANIED BY PART ONE.

                    PLEASE RETAIN THIS PROSPECTUS
                         FOR FUTURE REFERENCE

Page 36


                   First Trust (registered trademark)

                           TARGET TRUST SERIES
             The First Trust Special Situations Trust Series
                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in The First Trust Special Situations Trust, Target Trust Series not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part II of the Prospectus. The Information Supplement has been created to supplement information contained in the Prospectus.


This Information Supplement is dated August 18, 1997. Capitalized terms have been defined in the Prospectus.


                            Table of Contents

Risk Factors
   Equity Securities                                           1
   Foreign Issuers                                             2
   Exchange Rate                                               2

Concentrations
   Banks and Thrifts                                           6
   Petroleum Refining Companies                                7
   Real Estate Companies                                       8
   Small-Cap Companies                                        10

Portfolios
   Equity Securities Selected for Target 5 Trusts             10
   Equity Securities Selected for Target 10 Trusts            11

Risk Factors

Equity Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the relevant stock market may worsen, and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since certain or all of the Equity Securities included in the International Trusts consist of securities of foreign issuers, an investment in such Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Equity Securities, the possibility that the financial condition of the issuers of the Equity Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Equity Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Equity Securities selected for the International Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Equity securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Equity Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Equity Securities in the International Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Equity Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such a Trust. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the International Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Equity Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Equity Securities at the same time because of the unavailability of any Equity Security, and restrictions applicable to a Trust relating to the purchase of an Equity Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Equity Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Equity Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the International Trusts will encounter obstacles in disposing of the Equity Securities, investors should realize that the Equity Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Equity Securities will be adversely affected if trading markets for the Equity Securities are limited or absent.

Exchange Rate. The International Trusts are comprised either totally or substantially of Equity Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The

United States dollar value of the portfolios (and hence of the Units) and of the distributions from the portfolios will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. Since 1983, the Hong Kong dollar has been pegged to the U.S. dollar. In Europe, a European Currency Unit ("ECU") has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end of month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                         Foreign Exchange Rates

               Range of Fluctuations in Foreign Currencies

                    United Kingdom
Annual              Pound Sterling/                        Hong Kong/
Period              U.S. Dollar                            U.S. Dollar
______              ______________                         ___________
1983                0.616-0.707                            6.480-8.700
1984                0.670-0.864                            7.774-8.050
1985                0.672-0.951                            7.729-7.990
1986                0.643-0.726                            7.768-7.819
1987                0.530-0.680                            7.751-7.822
1988                0.525-0.601                            7.764-7.912
1989                0.548-0.661                            7.775-7.817
1990                0.504-0.627                            7.740-7.817
1991                0.499-0.624                            7.716-7.803
1992                0.499-0.667                            7.697-7.781
1993                0.630-0.705                            7.722-7.766
1994                0.610-0.684                            7.723-7.750
1995                0.610-0.653                            7.726-7.763
1996                0.614-0.665                            7.732-7.742

Source: Bloomberg L.P.

             End of Month Exchange Rates
               for Foreign Currencies
_____________________________________________________
                      United Kingdom        Hong
                      Pound Sterling/       Kong/U.S.
Monthly Period        U.S. Dollar           Dollar
______________        _______________       _________
1992:
   January            .559                  7.762
   February           .569                  7.761
   March              .576                  7.740
   April              .563                  7.757
   May                .546                  7.749
   June               .525                  7.731
   July               .519                  7.732
   August             .503                  7.729
   September          .563                  7.724
   October            .641                  7.736
   November           .659                  7.742
   December           .662                  7.744
1993:
   January            .673                  7.734
   February           .701                  7.734
   March              .660                  7.731
   April              .635                  7.730
   May                .640                  7.724
   June               .671                  7.743
   July               .674                  7.761
   August             .670                  7.755
   September          .668                  7.734
   October            .676                  7.733
   November           .673                  7.725
   December           .677                  7.723
1994:
   January            .664                  7.724
   February           .673                  7.727
   March              .674                  7.737
   April              .659                  7.725
   May                .662                  7.726
   July               .648                  7.725
   August             .652                  7.728
   September          .634                  7.727
   October            .611                  7.724
   November           .639                  7.731
   December           .639                  7.738
1995:
   January            .633                  7.732
   February           .631                  7.730
   March              .617                  7.733
   April              .620                  7.742
   May                .630                  7.735
   June               .627                  7.736
   July               .626                  7.738
   August             .645                  7.741
   September          .631                  7.732
   October            .633                  7.727
   November           .652                  7.731
   December           .645                  7.733
1996:
   January            .661                  7.728
   February           .653                  7.731
   March              .655                  7.734
   April              .664                  7.735
   May                .645                  7.736
   June               .644                  7.741
   July               .642                  7.735
   August             .639                  7.733
   September          .639                  7.733
   October            .615                  7.732
   November           .595                  7.732
   December           .583                  7.735
1997:
   January            .624                  7.750
   February           .614                  7.744
   March              .611                  7.749
   April              .616                  7.746
   May                .610                  7.748
   June               .600                  7.747
   July               .609                  7.742

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the International Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the International Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Concentrations

Banks and Thrifts. Certain Trusts may be considered to be concentrated in common stocks of financial institutions. See "Risk Factors" in Part I of this Prospectus which will indicate, if applicable, a Trust's concentration in this industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Equity Securities in the Trust's portfolio cannot be predicted with certainty. Periodic efforts by recent Administrations to introduce legislation broadening the ability of banks to compete with new products have not been successful, but if enacted could lead to more failures as a result of increased competition and added risks. Failure to enact such legislation, on the other hand, may lead to declining earnings and an inability to compete with unregulated financial institutions. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Starting in mid-1997, banks would be allowed to turn existing banks into branches, though states could pass laws to permit interstate branch banking before then. Consolidation is likely to continue in both cases. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. In late 1993 the United States Treasury Department proposed a restructuring of the banks regulatory agencies which, if implemented, may adversely affect certain of the Equity Securities in the Trust's portfolio. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Equity Securities in the Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Equity Securities or whether such approvals, if necessary, will be obtained.

Petroleum Refining Companies. Certain Trusts may be considered to be concentrated in common stocks of companies engaged in refining and marketing oil and related products. See "Risk Factors" in Part I of this Prospectus which will indicate, if applicable, the Trust's concentration in the petroleum industry. According to the U.S. Department of Commerce, the factors which will most likely shape the industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which the Sponsor believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The likely restoration of a large portion of Kuwait and Iraq's production and export capacity over the next few years could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad, could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers significantly to affect production, the concomitant volatility of crude oil prices and increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil-fuel use in general.

In addition, any future scientific advances concerning new sources of energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in the Trusts.

Real Estate Companies. Certain Portfolios are considered to be concentrated in common stocks of companies engaged in real estate asset management, development, leasing, property sales and other related activities. See "Risk Factors" in Part I of this Prospectus which will indicate, if applicable, a Trust's concentration in this industry. Investment in securities issued by these real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. REITs are differentiated by the types of real estate properties held and the actual geographic location of properties and fall into two major categories: equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests, while mortgage REITs concentrate on real estate financing, holding their assets primarily in mortgages secured by real estate. As of the Initial Date of Deposit, the Trust contains only equity REITs. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in the Trust.

The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates. Equity REITs are less likely to be affected by interest rate fluctuations than mortgage REITs and the nature of the underlying assets of an equity REIT may be considered more tangible than that of a mortgage REIT. Equity REITs are more likely to be adversely affected by changes in the value of the underlying property it owns than mortgage REITs.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary. In an effort to reduce the impact of the risks discussed above, the Underwriter has selected REITs that are diversified among various real estate sectors and geographic locations.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

Hong Kong. Recently, in the wake of Chinese economic development and reform, certain Hong Kong real estate companies and other investors began purchasing and developing real estate in southern China, including Beijing, the Chinese capital. By 1992, however, southern China began to experience a rise in real estate prices, increases in construction costs and a tightening of credit markets. Any worsening of these conditions could affect the profitability and financial condition of Hong Kong real estate companies and could have a materially adverse effect on the value of a Hong Kong Portfolio.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Equity Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Portfolios

             Equity Securities Selected for Target 5 Trusts

AT&T Corporation, headquartered in New York, New York, provides products, services and systems for the movement and management of information. The company also provides voice, data and image telecommunications services, including domestic and international long distance telecommunications services. In addition, the company markets AT&T products, systems and services in the United States and abroad.


E.I. du Pont de Nemours & Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software and printers and other equipment.


Exxon Corporation, headquartered in Irving, Texas, is principally involved in the energy industry. The company explores for and produces crude oil and natural gas, manufactures petroleum products, explores for and mines coal and minerals and transports and sells crude oil, natural gas and petroleum products.

General Motors Corporation, which is headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under the trademarks "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

             Equity Securities Selected for Target 10 Trusts

AT&T Corporation, headquartered in New York, New York, provides products, services and systems for the movement and management of information. The company also provides voice, data and image telecommunications services, including domestic and international long distance telecommunications services. In addition, the company markets AT&T products, systems and services in the United States and abroad.

Chevron Corporation, headquartered in San Francisco, California, is an international oil company with activities in the United States and abroad. The company is involved in worldwide, integrated petroleum operations which explore for, develop and produce petroleum liquids and natural gas as well as transporting the products. The company is also involved in the mineral and chemical industry.

E.I. du Pont de Nemours & Company, headquartered in Wilmington,
Delaware, explores for, develops and produces crude oil and natural gas; makes polymers, elastomers, finishes and performance films; makes specialty fibers and chemicals; produces agricultural products; and makes electronic materials and medical products. The company participates in five principal business segments-Petroleum Operations; Polymers; Fibers; Chemicals; and Diversified Businesses.

Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software and printers and other equipment.

Exxon Corporation, headquartered in Irving, Texas, is principally involved in the energy industry. The company explores for and produces crude oil and natural gas, manufactures petroleum products, explores for and mines coal and minerals and transports and sells crude oil, natural gas and petroleum products.

General Motors Corporation, which is headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under the trademarks "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."


Merck & Company, Inc., headquartered in White House Station, New Jersey, discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.


Minnesota Mining & Manufacturing Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.

J.P. Morgan & Company, Inc., headquartered in New York, New York, is a global investment banking firm that serves clients with complex needs through an integrated range of advisory, financing, trading, investment and related capabilities.

Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

                               -APPENDIX-

The graph which appears on page 10 of Part I of the Prospectus represents a comparison between a $10,000 investment made on August 1, 1967 in those stocks which comprise the Dow Jones Industrial Average, the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield and the five lowest priced stocks of the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield as of July 31 of each respective year. The chart indicates that $10,000 invested on August 1, 1967 in the stocks which comprise the Dow Jones Industrial Average would on July 31, 1997 be worth $297,006, as opposed to $558,623 had the $10,000 been invested in the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield and $706,546 had the $10,000 been invested in the five lowest priced stocks of the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield as of July 31 of each respective year. Each figure assumes that dividends received during each year will be reinvested semi-annually and sales charges, commissions, expenses and taxes were not considered in determining total returns.

The graph which appears on page 12 of Part I of the Prospectus represents a comparison between a $10,000 investment made on August 1, 1967 in those stocks which comprise the Dow Jones Industrial Average, the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield and the five lowest priced stocks of the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield and re-weighted every 18 months. The chart indicates that $10,000 invested on August 1, 1967 in the stocks which comprise the Dow Jones Industrial Average would on July 31, 1997 be worth $297,006, as opposed to $578,126 had the $10,000 been invested in the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield and $797,983 had the $10,000 been invested in the five lowest priced stocks of the ten common stocks in the Dow Jones Industrial Average having the highest dividend yield. Each figure assumes that dividends received during each year will be reinvested semi-annually and sales charges, commissions, expenses and taxes were not considered in determining total returns.